SUPPLEMENT DATED SEPTEMBER 19, 1997
                     TO THE PRINCIPAL MUTUAL FUND PROSPECTUS
                                DATED MAY 1, 1997


At the Special Meeting of Shareholders held September 16, 1997, the shareholders of each Fund approved the following actions:

Effective January 1, 1998, the following changes will be made:

1. Each Fund will adopt an Agreement and Plan of Reorganization and Liquidation under which the existing Funds will become an account of the Principal Variable Contracts Fund, Inc.

             Current Fund                         Account
             ------------                         -------
    Principal Aggressive Growth Fund, Inc.        Aggressive Growth Account
    Principal Asset Allocation Fund, Inc.         Asset Allocation Account
    Principal Balanced Fund, Inc.                 Balanced Account
    Principal Bond Fund, Inc.                     Bond Account
    Principal Capital Accumulation Fund, Inc.     Capital Value Account
    Principal Emerging Growth Fund, Inc.          MidCap Account
    Principal Government Securities Fund, Inc.    Government Securities Account
    Principal Growth Fund, Inc.                   Growth Account
    Principal Money Market Fund, Inc              Money Market Account.
    Principal World Fund, Inc.                    International Account

2. Principal Capital Accumulation Fund, Principal Government Securities Fund and Principal Money Market Fund each will eliminate the fundamental investment restrictions prohibiting the Fund from purchasing shares of other investment companies and prohibiting the Fund from joint participation in any securities trading account.

3. Principal Capital Accumulation Fund will eliminate the fundamental investment restrictions prohibiting the Fund from purchasing restricted securities and from investing in repurchase agreements. The Fund will adopt a non-fundamental investment restriction providing that the Fund may not "Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days."

4. Principal Government Securities Fund will modify the fundamental investment restriction prohibiting the Fund from purchasing other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities. The Fund will be permitted to maintain reasonable amounts in cash or purchase short-term debt securities that are not issued or guaranteed by the United States Government or its agencies or instrumentalities.

5. Principal Money Market Fund will amend the fundamental investment restrictions to allow the Fund to: i) invest more than 5% (but not more than 25%) of total Fund assets in the securities of a single issuer;
    ii) purchase the securities of an issuer if the purchase does not cause more than 10% of the outstanding voting securities of the issuer to be held by the Fund (other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities); and
    iii) invest that percentage of its total assets in securities nor readily marketable as is allowed by federal securities rules or interpretations.


     The Principal(R) Mutual Funds ("Principal Funds") described in this Prospectus are a family of separately incorporated, diversified, open-end management investment companies, commonly called mutual funds, which provide the following range of investment objectives:

                              Growth-Oriented Funds

PRINCIPAL Aggressive Growth Fund, Inc. seeks to provide long-term capital appreciation by investing primarily in growth-oriented common stocks of medium and large capitalization U.S. corporations and, to a limited extent, foreign corporations.

PRINCIPAL Asset Allocation Fund, Inc. seeks to generate a total investment return consistent with the preservation of capital.

PRINCIPAL Balanced Fund, Inc. seeks to generate a total return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of the investment objective.

PRINCIPAL Capital Accumulation Fund, Inc. seeks to achieve primarily long-term capital appreciation and secondary growth of investment income through the purchase primarily of common stocks, but the Fund may invest in other securities.

PRINCIPAL  Emerging Growth Fund,  Inc. seeks to achieve capital  appreciation by
investing  primarily  in  securities  of  emerging  and  other   growth-oriented
companies.

PRINCIPAL Growth Fund, Inc. seeks growth of capital through the purchase primarily of common stocks, but the Fund may invest in other securities.

PRINCIPAL World Fund, Inc. seeks long-term growth of capital by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world.

                              Income-Oriented Funds

PRINCIPAL Bond Fund, Inc. seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

PRINCIPAL Government Securities Fund, Inc. seeks a high level of current income, liquidity and safety of principal. The Fund seeks to achieve its objective through the purchase of obligations issued or guaranteed by the United States Government or its agencies, with emphasis on Government National Mortgage Association Certificates ("GNMA Certificates"). Fund shares are not guaranteed by the United States Government.

                                Money Market Fund

PRINCIPAL Money Market Fund, Inc. seeks as high a level of income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing all of its assets in a portfolio of money market instruments.

     An investment in the Money Market fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance the Money Market Funds will be able to maintain a stable net asset value of $1.00 per share.

     This Prospectus concisely states information about the Principal Funds that an investor ought to know before investing. It should be read and retained for future reference.

     Additional information about the Funds has been filed with the Securities and Exchange Commission, including a document called Statement of Additional Information, dated May 1, 1997. The Statement of Additional Information is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information can be obtained free of charge by writing or telephoning:

                             Principal Mutual Funds
                          The Principal Financial Group
                              Des Moines, IA 50392
                            Telephone 1-800-247-4123

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   The Date of this Prospectus is May 1, 1997.

                                TABLE OF CONTENTS

                                                                         Page
Summary  ..............................................................    3
Financial Highlights...................................................    5
Investment Objectives, Policies and Restrictions.......................   10
Certain Investment Policies and Restrictions...........................   19
Manager and Sub-Advisors  .............................................   22
Duties Performed by the Manager and Sub-Advisors.......................   23
Managers' Comments.....................................................   24
Determination of Net Asset Value of Fund Shares........................   30
Performance Calculation................................................   31
Income Dividends, Distributions and Tax Status.........................   32
Eligible Purchasers and Purchase of Shares.............................   33
Shareholder Rights ....................................................   33
Redemption of Shares...................................................   34
Additional Information.................................................   35

     This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of any of the Funds in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made. No dealer, salesperson, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Funds' Manager.

SUMMARY

     The following summarized information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus.

     The Principal Funds are separately incorporated, open-end diversified management investment companies.

Who may purchase shares of the Funds?

     Shares of the Funds are available only to Eligible Purchasers which are limited to: (a) separate accounts of Principal Mutual Life Insurance Company or of other insurance companies; (b) Principal Mutual Life Insurance Company or any subsidiary or affiliate thereof; (c) trustees or other managers of any qualified profit sharing, incentive or bonus plan established by Principal Mutual Life Insurance Company or any subsidiary or affiliate thereof for the employees of such company, subsidiary or affiliate. The Board of Directors of each Fund reserves the right to broaden or limit the designation of Eligible Purchasers.

What do the Funds offer investors?

     Professional Investment Management: Experienced securities analysts provide each Fund with professional investment management.

     Diversification: Each Fund will diversify by investing in securities issued by a number of issuers doing business in a variety of industries and/or located in different geographical regions. Diversification reduces investment risk.

     Economies of Scale: Pooling individual shareholder's investments in any of the Funds creates administrative efficiencies.

     Redeemability: Upon request each Fund will redeem its shares and promptly pay the investor the current net asset value of the shares redeemed. See "Redemption of Shares."

What are the Funds' investment objectives?

                              Growth-Oriented Funds

     The investment objective of Principal Aggressive Growth Fund, Inc. (sometimes referred to as the Aggressive Growth Fund) is to provide long-term capital appreciation by investing primarily in growth-oriented common stocks of medium and large capitalization U.S. corporations and, to a limited extent, foreign corporations.

     The investment objective of Principal Asset Allocation Fund, Inc. (sometimes referred to as the Asset Allocation Fund) is to generate a total investment return consistent with the preservation of capital. The Fund intends to pursue a flexible investment policy in seeking to achieve this investment objective.

     The investment objective of Principal Balanced Fund, Inc. (sometimes referred to as the Balanced Fund) is to seek to generate a total return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of this objective.

     The primary investment objective of Principal Capital Accumulation Fund, Inc. (sometimes referred to as the Capital Accumulation Fund) is long-term capital appreciation and its secondary investment objective is growth of investment income. The Fund seeks to achieve its investment objectives through the purchase primarily of common stocks, but the Fund may invest in other securities.

     The investment objective of Principal Emerging Growth Fund, Inc. (sometimes referred to as the Emerging Growth Fund) is to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

     The investment objective of Principal Growth Fund, Inc. (sometimes referred to as the Growth Fund) is growth of capital. The Fund seeks to achieve its objective through the purchase primarily of common stocks, but the Fund may invest in other securities.

     The investment objective of Principal World Fund, Inc. (sometimes referred to as the World Fund) is to seek long-term growth of capital by investing in a portfolio of equity securities domiciled in any of the nations of the world.

                              Income-Oriented Funds

     The investment objective of Principal Bond Fund, Inc. (sometimes referred to as the Bond Fund) is to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

     The investment  objective of Principal  Government  Securities  Fund,  Inc.
(sometimes referred to as the Government Securities Fund) is to seek a high level of current income, liquidity and safety of principal. The Fund seeks to achieve its objective through the purchase of obligations issued or guaranteed by the United States Government or its agencies, with emphasis on Government National Mortgage Association Certificates ("GNMA Certificates"). Fund shares are not guaranteed by the United States Government.

                                Money Market Fund

     The investment objective of Principal Money Market Fund, Inc. (sometimes referred to as the Money Market Fund) is to seek as high a level of current income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing all of its assets in a portfolio of money market instruments.

     There can be no assurance that the investment objectives of any of the Funds will be realized. See "Investment Objectives, Policies and Restrictions."

Who serves as Manager for the Funds?

     Princor Management Corporation, a corporation organized in 1969 by Principal Mutual Life Insurance Company, is the Manager for each of the Funds. It is also the dividend disbursing and transfer agent for the Principal Funds. In order to provide investment advisory service for certain funds the Manager has executed sub-advisory agreements with Invista Capital Management, Inc. (Balanced Fund, Growth Fund and World Fund) and Morgan Stanley Asset Management Inc. (Aggressive Growth Fund and Asset Allocation Fund). Subsequent references to these corporations may be as "Invista", "MSAM" or "Sub-Advisor". See "Manager and Sub-Advisors."

What fees and expenses apply to ownership of shares of the Funds?

     The following table depicts fees and expenses applicable to the purchase and ownership of shares of each of the Funds.

                         ANNUAL FUND OPERATING EXPENSES
                     (As a Percentage of Average Net Assets)

                                Management          Other       Total Operating
              Fund                  Fee           Expenses         Expenses
  Aggressive Growth Fund           .80%             .05%             .85%
  Asset Allocation Fund            .80%             .07%             .87%
  Balanced Fund                    .60%             .03%             .63%
  Bond Fund                        .50%             .03%             .53%
  Capital Accumulation Fund        .48%             .01%             .49%
  Emerging Growth Fund             .64%             .02%             .66%
  Government Securities Fund       .50%             .02%             .52%
  Growth Fund                      .50%             .02%             .52%
  Money Market Fund                .50%             .06%             .56%
  World Fund                       .75%             .15%             .90%

                                     EXAMPLE

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                 Period (in years)
                                   ---------------------------------------------
               Fund                  1            3            5            10
   Aggressive Growth Fund           $9           $27          $47          $105
   Asset Allocation Fund            $9           $28          $48          $107
   Balanced Fund                    $6           $20          $35           $79
   Bond Fund                        $5           $17          $30           $66
   Capital Accumulation Fund        $5           $16          $27           $62
   Emerging Growth Fund             $7           $21          $37           $82
   Government Securities Fund       $5           $17          $29           $65
   Growth Fund                      $5           $17          $29           $65
   Money Market Fund                $6           $18          $31           $70
   World Fund                       $9           $29          $50          $111

     This Example is based on the Annual Fund Operating expenses for each Fund described above. Please remember that the Example should not be considered a representation of past or future expenses and that actual expenses may be greater or less than shown.

     The purpose of the above table is to assist the investor in understanding the various expenses that an investor in the Funds will bear directly or indirectly. See "Duties Performed by the Manager and Sub-Advisors."

FINANCIAL HIGHLIGHTS

     The following financial highlights for the periods ended December 31, 1996 and prior thereto are derived from financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report has been incorporated by reference herein. The financial highlights should be read in conjunction with the financial statements, related notes, and other financial information incorporated by reference herein. Audited financial statements may be obtained by shareholders, without charge, by telephoning 1-800-451-5447.

                                                      Income from
                                                  Investment Operations                          Less Distributions
                                           ___________________________________  ____________________________________________________
                                                       Net Realized
                                                            and
                                 Net Asset              Unrealized    Total      Dividends                  Excess
                                 Value at      Net         Gain       from       from Net  Distributions Distributions
                                 Beginning Investment    (Loss) on  Investment  Investment     from          from         Total
                                 of Period   Income     Investments Operations    Income   Capital Gains Capital Gains Distributions
Principal Aggressive
Growth  Fund, Inc.
  Year Ended December 31,
   1996                            $12.94    $  .11     $ 3.38       $3.49       $(.11)    $(1.80)        $    --       $(1.91)
   1995                             10.11       .13       4.31        4.44        (.13)     (1.48)             --        (1.61)
  Period Ended December 31,
   1994(a)                           9.92       .05        .24         .29        (.05)      (.05)             --         (.10)

Principal Asset
Allocation Fund, Inc.
  Year Ended December 31,
   1996                             11.11       .36       1.06        1.42        (.36)      (.69)             --        (1.05)
   1995                              9.79       .40       1.62        2.02        (.40)      (.30)             --         (.70)
  Period Ended December 31,
   1994(a)                           9.98       .23       (.18)        .05        (.23)      --               (.01)       (.24)

Principal Balanced
Fund, Inc.(d)
  Year Ended December 31,
   1996                             13.97       .40       1.41        1.81        (.40)      (.94)             --        (1.34)
   1995                             11.95       .45       2.44        2.89        (.45)      (.42)             --         (.87)
   1994                             12.77       .37       (.64)       (.27)       (.37)      (.18)             --         (.55)
   1993                             12.58       .42        .95        1.37        (.42)      (.76)             --        (1.18)
  Six Months Ended
   December 31, 1992(e)             12.93       .23        .75         .98        (.47)      (.86)             --        (1.33)
  Year Ended June 30,
   1992                             11.33       .47       1.61        2.08        (.48)      --                --         (.48)
   1991                             10.79       .54        .59        1.13        (.57)      (.02)             --         (.59)
   1990                             11.89       .60       (.48)        .12        (.63)      (.59)             --        (1.22)
   1989                             11.75       .62        .30         .92        (.55)      (.23)             --         (.78)
  Period Ended June 30,
   1988(f)                          10.00       .27       1.51        1.78        (.03)      --                --         (.03)

Principal Bond Fund, Inc.
  Year Ended December 31,
   1996                             11.73       .68       (.40)        .28        (.68)      --                --         (.68)
   1995                             10.12       .62       1.62        2.24        (.63)      --                --         (.63)
   1994                             11.16       .72      (1.04)       (.32)       (.72)      --                --         (.72)
   1993                             10.77       .88        .38        1.26        (.87)      --                --         (.87)
  Six Months Ended
   December 31, 1992(e)             11.08       .45        .13         .58        (.89)      --                --         (.89)
  Year Ended June 30,
   1992                             10.64       .91        .46        1.37        (.93)      --                --         (.93)
   1991                             10.72       .94       (.06)        .88        (.96)      --                --         (.96)
   1990                             10.92       .95       (.21)        .74        (.94)      --                --         (.94)
   1989                             10.68      1.15        .17        1.32        (.96)      (.12)             --        (1.08)
  Period Ended June 30,
   1988(f)                          10.00       .32        .40         .72        (.04)      --                --         (.04)

Principal Capital
Accumulation Fund, Inc.
  Year Ended December 31,
   1996                             27.80       .57       5.82        6.39        (.58)     (3.77)             --        (4.35)
   1995                             23.44       .60       6.69        7.29        (.60)     (2.33)             --        (2.93)
   1994                             24.61       .62       (.49)        .13        (.61)      (.69)             --        (1.30)
   1993                             25.19       .61       1.32        1.93        (.60)     (1.91)             --        (2.51)
  Six Months Ended
   December 31, 1992(e)             26.03       .31       1.84        2.15        (.64)     (2.35)             --        (2.99)
  Year Ended June 30,
   1992                             23.35       .65       2.70        3.35        (.67)      --                --         (.67)
   1991                             22.48       .74       1.22        1.96        (.79)      (.30)             --        (1.09)
   1990                             23.63       .79        .14         .93        (.81)     (1.27)             --        (2.08)
   1989                             23.23       .77       1.32        2.09        (.68)     (1.01)             --        (1.69)
   1988                             27.51       .60      (1.50)       (.90)       (.69)     (2.69)             --        (3.38)
   1987                             25.48       .40       4.46        4.86        (.50)     (2.33)             --        (2.83)


                                                                            Ratios/Supplemental Data
                                                            ______________________________________________________

                                                                                             Ratio of Net
                                    Net Asset                                 Ratio of     Investment
                                    Value at                Net Assets at   Expenses to     Income to    Portfolio     Average
                                      End of      Total     End of Period      Average       Average     Turnover    Commission
                                     Period      Return    (in thousands)    Net Assets    Net Assets      Rate         Rate
Principal Aggressive
Growth  Fund, Inc.
  Year Ended December 31,
   1996                             $14.52       28.05%       $  90,106        .85%          1.05%        166.9%       $.0541
   1995                              12.94       44.19%          33,643        .90%          1.34%        172.9%         N/A
  Period Ended December 31,
   1994(a)                           10.11        2.59%(b)       13,770       1.03%(c)       1.06%(c)     105.6%(c)      N/A

Principal Asset
Allocation Fund, Inc.
  Year Ended December 31,
   1996                              11.48       12.92%          61,631        .87%          3.45%        108.2%        .0497
   1995                              11.11       20.66%          41,074        .89%          4.07%         47.1%         N/A
  Period Ended December 31,
   1994(a)                            9.79         .52%(b)       28,041        .95%(c)       4.27%(c)      60.7%(c)      N/A

Principal Balanced
Fund, Inc.(d)
  Year Ended December 31,
   1996                              14.44       13.13%          93,158        .63%          3.45%         22.6%        .0417
   1995                              13.97       24.58%          45,403        .66%          4.12%         25.7%         N/A
   1994                              11.95       (2.09)%         25,043        .69%          3.42%         31.5%         N/A
   1993                              12.77       11.06%          21,399        .69%          3.30%         15.8%         N/A
  Six Months Ended
   December 31, 1992(e)              12.58        8.00%(b)       18,842        .73%(c)       3.71%(c)      38.4%(c)      N/A
  Year Ended June 30,
   1992                              12.93       18.78%          17,344        .72%          3.80%         26.6%         N/A
   1991                              11.33       11.36%          14,555        .73%          5.27%         27.1%         N/A
   1990                              10.79         .87%          13,016        .74%          5.52%         33.1%         N/A
   1989                              11.89        8.55%          12,751        .74%          5.55%         29.3%         N/A
  Period Ended June 30,
   1988(f)                           11.75       17.70%(b)       11,469        .80%(c)       4.96%(c)      41.7%(c)      N/A

Principal Bond Fund, Inc.
  Year Ended December 31,
   1996                              11.33        2.36%          63,387        .53%          7.00%          1.7%         N/A
   1995                              11.73       22.17%          35,878        .56%          7.28%          5.9%         N/A
   1994                              10.12       (2.90)%         17,108        .58%          7.86%         18.2%         N/A
   1993                              11.16       11.67%          14,387        .59%          7.57%         14.0%         N/A
  Six Months Ended
   December 31, 1992(e)              10.77        5.33%(b)        12,790       .62%(c)      8.10%(c)       6.7%(c)       N/A
  Year Ended June 30,
   1992                              11.08       13.57%           12,024       .62%         8.47%          6.1%          N/A
   1991                              10.64        8.94%           10,552       .63%         9.17%          2.7%          N/A
   1990                              10.72        7.15%            9,658       .64%         9.09%          0.0%          N/A
   1989                              10.92       13.51%            9,007       .64%         9.18%         12.2%          N/A
  Period Ended June 30,
   1988(f)                           10.68        6.06%(b)        17,598       .58%(c)      8.11%(c)      68.8%(c)       N/A

Principal Capital
Accumulation Fund, Inc.
  Year Ended December 31,
   1996                              29.84       23.50%          205,019       .49%         2.06%         48.5%         .0426
   1995                              27.80       31.91%          135,640       .51%         2.25%         49.2%          N/A
   1994                              23.44         .49%          120,572       .51%         2.36%         44.5%          N/A
   1993                              24.61        7.79%          128,515       .51%         2.49%         25.8%          N/A
  Six Months Ended
   December 31, 1992(e)              25.19        8.81%(b)       105,355       .55%(c)      2.56%(c)      39.7%(c)       N/A
  Year Ended June 30,
   1992                              26.03       14.53%           94,596       .54%         2.65%         34.8%          N/A
   1991                              23.35        9.46%           76,537       .53%         3.53%         14.0%          N/A
   1990                              22.48        3.94%           74,008       .56%         3.56%         30.2%          N/A
   1989                              23.63       10.02%           68,132       .57%         3.53%         23.5%          N/A
   1988                              23.23       (2.67)%          62,696       .60%         2.76%         26.7%          N/A
   1987                              27.51       22.17%           57,478       .63%         1.99%         16.1%          N/A

Notes to financial highlights

(a) Period from June 1, 1994, date shares first offered to public, through December 31, 1994. Net investment income, aggregating $.01 per share for Principal Aggressive Growth Fund, Inc. and $.01 per share for Principal Asset Allocation Fund, Inc. for the period from the initial purchase of shares on May 23, 1994 through May 31, 1994, was recognized, none of which was distributed to the sole stockholder, Principal Mutual Life Insurance Company, during the period. Additionally, Principal Aggressive Growth Fund, Inc. and Principal Asset Allocation Fund, Inc. incurred unrealized losses on investments of $.09 and $.03 per share, respectively, during the initial interm period. This represented activities of each fund prior to the initial public offering of fund shares.

(b)  Total return amounts have not been annualized.

(c)  Computed on an annualized basis.

(d) Effective May 1, 1994, the name of Principal Managed Fund, Inc. was changed to Principal Balanced Fund, Inc.

(e) Effective July 1, 1992 the fund changed its fiscal year end from June 30 to December 31.

(f) Period from December 18, 1987, date shares first offered to eligible purchasers, through June 30, 1988. Net investment income aggregating $.01 per share for the period from the initial purchase of shares on December 10, 1987 through December 17, 1987 was recognized, all of which was distributed to the Fund's sole stockholder, Principal Mutual Life Insurance Company. This represented activity of the fund prior to the initial offering of shares to eligible purchasers.

                                                      Income from
                                                  Investment Operations                          Less Distributions
                                           ___________________________________  ____________________________________________________
                                                       Net Realized
                                                            and
                                 Net Asset              Unrealized    Total      Dividends                  Excess
                                 Value at      Net         Gain       from       from Net  Distributions Distributions
                                 Beginning Investment    (Loss) on  Investment  Investment     from          from         Total
                                 of Period   Income     Investments Operations    Income   Capital Gains Capital Gains Distributions
Principal Emerging Growth
Fund, Inc. (a)
  Year Ended December 31,
   1996                            $25.33     $.22        $5.07       $5.29       $(.22)     $(.66)         $ --      $  (.88)
   1995                             19.97      .22         5.57        5.79        (.22)      (.21)           --         (.43)
   1994                             20.79      .14          .03         .17        (.14)      (.85)           --         (.99)
   1993                             18.91      .17         3.47        3.64        (.17)     (1.59)           --        (1.76)
  Six Months Ended
   December 31, 1992(b)             15.97      .10         3.09        3.19        (.21)      (.04)           --         (.25)
  Year Ended June 30,
   1992                             13.93      .21         2.04        2.25        (.21)       --             --         (.21)
   1991                             14.25      .20          .50         .70        (.23)      (.79)           --        (1.02)
   1990                             13.35      .24          .87        1.11        (.20)      (.01)           --         (.21)
   1989                             12.85      .16         1.35        1.51        (.11)      (.90)           --        (1.01)
  Period Ended June 30,
   1988(e)                          10.00      .05         2.83        2.88        (.03)       --             --         (.03)

Principal Government
Securities Fund, Inc.
  Year Ended December 31,
   1996                             10.55      .59         (.24)        .35        (.59)       --             --         (.59)
   1995                              9.38      .60         1.18        1.78        (.61)       --             --         (.61)
   1994                             10.61      .76        (1.24)       (.48)       (.75)       --             --         (.75)
   1993                             10.28      .71          .33        1.04        (.71)       --             --         (.71)
  Six Months Ended
   December 31, 1992(b)             10.93      .40          .04         .44        (.78)       --            (.31)      (1.09)
  Year Ended June 30,
   1992                             10.24      .80          .71        1.51        (.81)       --            (.01)       (.82)
   1991                             10.05      .80          .24        1.04        (.81)       --            (.04)       (.85)
   1990                             10.05      .78           --         .78        (.78)       --             --         (.78)
   1989                              9.37      .80          .34        1.14        (.46)       --             --         (.46)
   1988                              9.47      .78         (.09)        .69        (.79)       --             --         (.79)
  Period Ended June 30,
   1987(f)                          10.00      .18         (.59)       (.41)       (.12)       --             --         (.12)

Principal Growth Fund, Inc.
  Year Ended December 31,
   1996                             12.43      .16         1.39        1.55        (.16)      (.03)           --         (.19)
   1995                             10.10      .17         2.42        2.59        (.17)       --            (.09)       (.26)
  Period Ended December 31,
   1994(g)                           9.60      .07          .51         .58        (.08)       --             --         (.08)

Principal Money Market
Fund, Inc.
  Year Ended December 31,
   1996                              1.000     .049          --         .049       (.049)      --             --         (.049)
   1995                              1.000     .054          --         .054       (.054)      --             --         (.054)
   1994                              1.000     .037          --         .037       (.037)      --             --         (.037)
   1993                              1.000     .027          --         .027       (.027)      --             --         (.027)
  Six Months Ended
   December 31, 1992(b)              1.000     .016          --         .016       (.016)      --             --         (.016)
  Year Ended June 30,
   1992                              1.000     .046          --         .046       (.046)      --             --         (.046)
   1991                              1.000     .070          --         .070       (.070)      --             --         (.070)
   1990                              1.000     .077          --         .077       (.077)      --             --         (.077)
   1989                              1.000     .083          --         .083       (.083)      --             --         (.083)
   1988                              1.000     .064          --         .064       (.064)      --             --         (.064)
   1987                              1.000     .057          --         .057       (.057)      --             --         (.057)

Principal World Fund, Inc.
  Year Ended December 31,
   1996                             10.72      .22         2.46        2.68        (.22)      (.16)           --         (.38)
   1995                              9.56      .19         1.16        1.35        (.18)       --            (.01)       (.19)
  Period Ended December 31,
   1994(g)                           9.94      .03         (.33)       (.30)       (.05)      (.02)          (.01)       (.08)


                                                                            Ratios/Supplemental Data
                                                            ______________________________________________________

                                                                                             Ratio of Net
                                    Net Asset                                 Ratio of     Investment
                                    Value at                Net Assets at   Expenses to     Income to    Portfolio     Average
                                      End of      Total     End of Period      Average       Average     Turnover    Commission
                                     Period      Return    (in thousands)    Net Assets    Net Assets      Rate         Rate
Principal Emerging Growth
Fund, Inc. (a)
  Year Ended December 31,
   1996                               $29.74      21.11%       $137,161         .66%         1.07%          8.8%       $.0379
   1995                                25.33      29.01%         58,520         .70%         1.23%         13.1%         N/A
   1994                                19.97        .78%         23,912         .74%         1.15%         12.0%         N/A
   1993                                20.79      19.28%         12,188         .78%          .89%         22.4%         N/A
  Six Months Ended
   December 31, 1992(b)                18.91      20.12%(c)       9,693         .81%(d)      1.24%(d)       8.6%(d)      N/A
  Year Ended June 30,
   1992                                15.97      16.19%          7,829         .82%         1.33%         10.1%         N/A
   1991                                13.93       5.72%          6,579         .89%         1.70%         11.1%         N/A
   1990                                14.25       8.32%          6,067         .88%         1.74%         17.9%         N/A
   1989                                13.35      13.08%          5,509         .90%         1.31%         21.4%         N/A
  Period Ended June 30,
   1988(e)                             12.85      28.72%(c)       4,857         .94%(d)       .64%(d)       4.6%(d)      N/A

Principal Government
Securities Fund, Inc.
  Year Ended December 31,
   1996                                10.31       3.35%         85,100         .52%         6.46%          8.4%         N/A
   1995                                10.55      19.07%         50,079         .55%         6.73%          9.8%         N/A
   1994                                 9.38      (4.53)%        36,121         .56%         7.05%         23.2%         N/A
   1993                                10.61      10.07%         36,659         .55%         7.07%         20.4%         N/A
  Six Months Ended
   December 31, 1992(b)                10.28       4.10%(c)      31,760         .59%(d)      7.35%(d)      34.5%(d)      N/A
  Year Ended June 30,
   1992                                10.93      15.34%         33,022         .58%         7.84%         38.9%         N/A
   1991                                10.24      10.94%         26,021         .59%         8.31%          4.2%         N/A
   1990                                10.05       8.16%         21,488         .61%         8.48%         18.7%         N/A
   1989                                10.05      12.61%         15,890         .63%         8.68%          3.7%         N/A
   1988                                 9.37       7.69%         12,902         .66%         8.47%          2.7%         N/A
  Period Ended June 30,
   1987(f)                              9.47       (.94)%(c)     10,778         .64%(d)      8.50%(d)       0.2%(d)      N/A

Principal Growth Fund, Inc.
  Year Ended December 31,
   1996                                13.79      12.51%         99,612         .52%         1.61%          2.0%        .0401
   1995                                12.43      25.62%         42,708         .58%         2.08%          6.9%         N/A
  Period Ended December 31,
   1994(g)                             10.10       5.42%(c)      13,086         .75%(d)      2.39%(d)       0.9%(d)      N/A

Principal Money Market
Fund, Inc.
  Year Ended December 31,
   1996                                 1.000      5.07%         46,244         .56%         5.00%           N/A         N/A
   1995                                 1.000      5.59%         32,670         .58%         5.32%           N/A         N/A
   1994                                 1.000      3.76%         29,372         .60%         3.81%           N/A         N/A
   1993                                 1.000      2.69%         22,753         .60%         2.64%           N/A         N/A
  Six Months Ended
   December 31, 1992(b)                 1.000      1.54%(c)      27,680         .59%(d)      3.10%(d)        N/A         N/A
  Year Ended June 30,
   1992                                 1.000      4.64%         25,194         .57%         4.54%           N/A         N/A
   1991                                 1.000      7.20%         26,509         .56%         6.94%           N/A         N/A
   1990                                 1.000      8.37%         26,588         .57%         8.05%           N/A         N/A
   1989                                 1.000      8.59%         20,707         .61%         8.40%           N/A         N/A
   1988                                 1.000      6.61%         14,571         .64%         6.39%           N/A         N/A
   1987                                 1.000      5.78%         11,902         .65%         5.68%           N/A         N/A

Principal World Fund, Inc.
  Year Ended December 31,
   1996                                13.02      25.09%         71,682         .90%         2.28%         12.5%        .0120
   1995                                10.72      14.17%         30,566         .95%         2.26%         15.6%         N/A
  Period Ended December 31,
   1994(g)                              9.56      (3.37)%(c)     13,746        1.24%(d)      1.31%(d)      14.4%(d)      N/A

Notes to financial highlights

(a) Effective May 1, 1992, the name of Principal Aggressive Growth Fund, Inc. was changed to Principal Emerging Growth Fund, Inc.

(b) Effective July 1, 1992 the fund changed its fiscal year end from June 30 to December 31.

(c)  Total return amounts have not been annualized.

(d)  Computed on an annualized basis.

(e) Period from December 18, 1987, date shares first offered to eligible purchasers, through June 30, 1988. Net investment income aggregating $.01 per share for the period from the initial purchase of shares on December 10, 1987 through December 17, 1987 was recognized, all of which was distributed to the Fund's sole stockholder, Principal Mutual Life Insurance Company. This represented activity of the fund prior to the initial offering of shares to eligible purchasers.

(f) Period from April 9, 1987, date shares first offered to the public, through June 30, 1987. Net investment income, aggregating $.01 per share for the period from the initial purchase of shares on October 31, 1987 through December 17, 1987 was recognized, all of which was distributed to the Fund's sole stockholder, Principal Mutual Life Insurance Company. This represented activity of the Fund prior to the initial offering of shares to eligible purchasers.

(g) Period from May 1, 1994, date shares first offered to the public, through December 31, 1994. Net investment income, aggregating $.01 per share for Principal Growth Fund, Inc. and $.04 per share for Principal World Fund, Inc. for the period from the initial purchase of shares on March 23, 1994 through April 30, 1994, was recognized, none of which was distributed to the sole stockholder, Principal Mutual Life Insurance Company, during the period. Additionally, Principal Growth Fund, Inc. and Principal World Fund, Inc. incurred unrealized losses on investments of $.41 and $.10 per share, respectively, during the initial interim period. This represented activities of each fund prior to the initial public offering of fund shares.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     The investment objectives and policies of each Fund are described below. There can be no assurance that the objectives of the Funds will be realized.

GROWTH-ORIENTED FUNDS

     The Principal Funds currently include five Funds which seek capital appreciation through investments in equity securities (Principal Aggressive Growth Fund, Principal Capital Accumulation Fund, Principal Emerging Growth Fund, Principal Growth Fund and Principal World Fund) and two Funds which seek a total investment return including both capital appreciation and income through investments in equity and debt securities (Principal Asset Allocation Fund and Principal Balanced Fund). These seven Funds are collectively referred to as the Growth-Oriented Funds.

     The Growth-Oriented Funds may invest in the following equity securities: common stocks; preferred stocks and debt securities that are convertible into common stock, that carry rights or warrants to purchase common stock or that carry rights to participate in earnings; rights or warrants to subscribe to or purchase any of the foregoing securities; and American Depositary Receipts based on any of the foregoing securities. The Aggressive Growth, Capital Accumulation, Emerging Growth, Growth and World Funds will seek to be fully invested under normal conditions in equity securities. When, in the opinion of the Manager or Sub-Advisor, current market or economic conditions warrant, a Growth-Oriented Fund may for temporary defensive purposes place all or a portion of its assets in cash, on which the Fund would earn no income, cash equivalents, bank certificates of deposit, bankers acceptances, repurchase agreements, commercial paper, commercial paper master notes which are floating rate debt instruments without a fixed maturity, United States Government securities, and preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock. A Growth-Oriented Fund may also maintain reasonable amounts in cash or short-term debt securities for daily cash management purposes or pending selection of particular long-term investments.

Principal Aggressive Growth Fund

     The Aggressive Growth Fund's investment objective is to provide long-term capital appreciation by investing primarily in growth-oriented common stocks of medium and large capitalization U.S. corporations and, to a limited extent, foreign corporations. Common stocks for this purpose include common stocks and equivalents, such as securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in common stocks.

     The Fund employs a flexible and eclectic investment process in pursuit of its investment objective. In selecting stocks for the Fund, the Sub-Advisor, MSAM, concentrates on a universe of rapidly growing, high quality companies and lower but accelerating earnings growth situations. The Sub-Advisor's universe of potential investments generally comprises companies with market capitalizations of $750 million or more and is not restricted to specific market sectors. The Sub-Advisor uses its research capabilities, analytical resources and judgment to assess economic, industry and market trends, as well as individual company developments, to select promising growth investments for the Fund. The Sub-Advisor concentrates on companies with strong, communicative managements and clearly defined strategies for growth. In addition, the Sub-Advisor rigorously assesses company developments, including changes in strategic direction, management focus and current and likely future earnings results. Valuation is important to the Sub-Advisor but is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises vis-a-vis consensus expectations. The Fund is free to invest in any common stock which in the Sub-Advisor's judgment provides above average potential for capital appreciation.

     In selecting investments for the Fund, the Sub-Advisor emphasizes individual security selection. The Fund's investments will generally be diversified by industry but concentrated sector positions may result from the investment process. The Fund has a long-term investment perspective; however, the Sub-Advisor may take advantage of short-term opportunities that are consistent with its objective by selling recently purchased securities which have increased in value.

     The Fund may invest in common stock and convertible securities of domestic and foreign corporations. However, the Fund does not expect to invest more than 25% of its total assets at the time of purchase in securities of foreign companies. The Fund may invest in securities of foreign issuers directly or in the form of Depositary Receipts. The Fundmay enter into forward foreign currency exchange contracts which provide for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to hedge the underlying currency exposure related to foreign investments. The Fund will not enter into these commitments for speculative purposes. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. See "Foreign Securities" and "Currency Contracts."

     The Fund may invest in convertible securities of domestic and, subject to the above restrictions, foreign issuers on occasions when, due to market conditions, it is more advantageous to purchase such securities than common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to exercise the conversion privilege. Since the Fund invests in both common stocks and convertible securities, the risks of investing in the general equity markets may be tempered to a degree by the Fund's investments in convertible securities which are often not as volatile as equity securities.

Principal Asset Allocation Fund

     The Asset Allocation Fund seeks to generate a total investment return consistent with preservation of capital. In seeking to achieve its objective, the Fund intends to pursue a flexible investment policy by investing primarily in the common stock and other securities having common stock characteristics of large and small domestic or foreign companies that appear to be undervalued relative to their earnings results or potential, or whose earnings growth prospects appear to be more attractive than the economy as a whole, and domestic or foreign fixed-income securities, including high yield securities when, in the judgement of the Sub-Advisor, MSAM, it is appropriate to do so.

     The securities in which the Fund invests will be identified as belonging to an "asset class." Asset classes may include, but are not limited to, small capitalization (companies whose market value is less than $1 billion) value stocks, large capitalization (companies with a market value in excess of $1 billion) value stocks, small capitalization growth stocks, large capitalization growth stocks, common stocks of foreign corporations, domestic fixed-income securities, domestic high yield fixed-income securities, foreign fixed-income securities, and money market instruments (debt securities maturing in one year or less). "Value" stocks are generally defined as companies with distinctly below average stock price to earnings ratios and stock price to book value ratios, and higher than average dividend yields. "Growth" stocks are generally defined as those companies whose earnings are expected to grow more rapidly than the economy as a whole.

     The allocation among asset classes is designed to lessen overall investment risk through participation in a variety of types of investments in several markets. Reallocation among asset classes, or the elimination of an asset class for a period of time, will occur when in the Sub-Advisor's judgement such shift offers the investor better prospects of achieving the overall investment objective of the Fund. Under normal conditions, abrupt shifts among asset classes will not occur and it is not the policy of the Sub-Advisor to attempt market timing. The Sub-Advisor does not undertake to maintain a specific portion of the Fund in any asset class, but expects that over time the investment mix will be within the following ranges: 25% to 75% in equities, 20% to 60% in fixed-income securities and 0% to 40% in money market instruments. Factors involved with this decision will depend upon the judgement of the Sub-Advisor as to general market and economic conditions, trends and investment yields and interest rates and changes in fiscal or monetary policies. The Sub-Advisor will seek to minimize declines in the net asset value per share; however, there is no guarantee this goal can be achieved.

     The Fund may invest in all types of common stocks and other equities and investments, without regard to any objective investment criteria such as size of the issue or issuer, exchange listing or seasoning. The Fund may invest in both exchange listed and over-the-counter securities, including American Depositary Receipts ("ADRs") and closed end mutual funds. The Fund's investments in corporate bonds and debentures and money market instruments are not restricted by credit ratings or other objective investment criteria, except with respect to bank certificates of deposit as set forth below. See "Below-Investment Grade Bonds" for a discussion of the risks associated with these securities. Normally, investments in below investment grade bonds are not expected to exceed 20% of Fund assets. Securities purchases may be either U.S. dollar or Non-U.S. dollar denominated.

     To achieve its investment objective, the Fund may at times emphasize the generation of interest income by investing in short, medium or long-term fixed-income securities. Investment in those securities may also be made with a view to realizing capital appreciation when the Sub-Advisor believes that declining interest rates may increase market values.

     Money market instruments in which the Fund may invest may include U.S. Treasury bills, bank certificates of deposit, bankers acceptances, repurchase agreements, commercial paper and commercial paper master notes which are floating rate debt instruments without a fixed maturity, and non-U.S. dollar denominated money market instruments. The Fund will only invest in domestic bank certificates of deposit issued by banks which are members of the Federal Reserve System that have total deposits in excess of $1 billion.

     The Fund may invest in U.S. government securities including U.S. Treasury obligations and obligations of certain agencies such as the Government National Mortgage Association which are supported by the full faith and credit of the United States, as well as obligations of certain other federal agencies or instrumentalities which are backed only by the right of the issuer to borrow limited funds from the U.S. Treasury, by the discretionary authority of the U.S. government to purchase such obligations or by the credit of the agency or instrumentality itself.

Principal Balanced Fund

     The investment objective of Principal Balanced Fund is to generate a total return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of the investment objective. The term "reasonable risks" refers to investment decisions that in the judgment of the Sub-Advisor, Invista, do not present a greater than normal risk of loss in light of current or anticipated future market and economic conditions, trends in yields and interest rates, and fiscal and monetary policies.

     In seeking to achieve the investment objective, the Fund invests primarily in growth and income-oriented common stocks (including securities convertible into common stocks), corporate bonds and debentures and short-term money market instruments. The Fund may also invest in other equity securities, and in debt securities issued or guaranteed by the United States Government and its agencies or instrumentalities. The Fund seeks to generate real (inflation plus) growth during favorable investment periods and may emphasize income and capital preservation strategies during uncertain investment periods. The Sub-Advisor will seek to minimize declines in the net asset value per share. However, there is no guarantee that the Sub-Advisor will be successful in achieving this goal.

     The portions of the Fund's total assets invested in equity securities, debt securities and short-term money market instruments are not fixed, although ordinarily 40% to 70% of the Fund's portfolio will be invested in equity securities with the balance of the portfolio invested in debt securities. The investment mix will vary from time to time depending upon the judgment of the Sub-Advisor as to general market and economic conditions, trends in investment yields and interest rates and changes in fiscal or monetary policies.

     The Fund may invest in all types of common stocks and other equity investments, without regard to any objective investment criteria such as size of the issue or issuer, exchange listing or seasoning. The Fund may invest in both exchange-listed and over-the-counter securities, in small or large companies, and in well-established or unseasoned companies. Also, the Fund's investments in corporate bonds and debentures and money market instruments are not restricted by credit ratings or other objective investment criteria, except with respect to bank certificates of deposit as set forth below. Some of the fixed income securities in which the Fund may invest may be considered to include speculative characteristics and the Fund may purchase such securities that are in default but does not currently intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's or Baa by Moody's. See "Below Investment-Grade Bonds" for a discussion of the risks associated with these securities. The rating services' descriptions of BBB or Baa securities are as follows: Moody's Investors Service, Inc. Bond Ratings -- Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Standard & Poor's Corporation Bond Ratings -- BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories. The Fund will not concentrate its investments in any industry.

     In selecting common stocks, the Sub-Advisor seeks companies which it believes have predictable earnings increases and which, based on their future growth prospects, may be currently undervalued in the market place. During periods when the Sub-Advisor determines that general economic conditions are favorable, it will generally purchase common stocks with the objective of long-term capital appreciation. From time to time, and in periods of economic uncertainty, the Sub-Advisor may purchase common stocks with the expectation of price appreciation over a relatively short period of time.

     To achieve its investment objective, the Fund may at times emphasize the generation of interest income by investing in short, medium or long-term debt securities. Investment in debt securities may also be made with a view to realizing capital appreciation when the Manager believes that declining interest rates may increase market values. The Fund may also purchase "deep discount bonds," i.e., bonds which are selling at a substantial discount from their face amount, with a view to realizing capital appreciation.

     The short-term money market investments in which the Fund may invest include the following: U.S. Treasury bills, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper and commercial paper master notes which are floating rate debt instruments without a fixed maturity. The Fund will only invest in domestic bank certificates of deposit issued by banks which are members of the Federal Reserve System that have total deposits in excess of $1 billion.

     The United States government securities in which the Fund may invest include U.S. Treasury obligations and obligations of certain agencies, such as the Government National Mortgage Association, which are supported by the full faith and credit of the United States, as well as obligations of certain other Federal agencies or instrumentalities, such as the Federal National Mortgage Association, Federal Land Banks and the Federal Farm Credit Administration, which are backed only by the right of the issuer to borrow limited funds from the U.S. Treasury, by the discretionary authority of the U.S. Government to purchase such obligations or by the credit of the agency or instrumentality itself.

Principal Capital Accumulation Fund

     The primary objective of Principal Capital Accumulation Fund is long-term capital appreciation. A secondary objective is growth of investment income.

     The Fund will invest primarily in common stocks, but it may invest in other securities. In making selections for the Fund's investment portfolio, the Manager will use an approach described broadly as that of fundamental analysis, which is discussed in the Statement of Additional Information. In pursuit of the Fund's investment objectives, investments will be made in securities which as a group appear to offer long-term prospects for capital and income growth.
Securities chosen for investment may include those of companies which the Manager believes can reasonably be expected to share in the growth of the nation's economy over the long term.

Principal Emerging Growth Fund

     The objective of Principal Emerging Growth Fund is to achieve capital appreciation. The strategy of this Fund is to invest primarily in the common stocks and securities (both debt and preferred stock) convertible into common stocks of emerging and other growth-oriented companies that, in the judgment of the Manager, are responsive to changes within the marketplace and have the fundamental characteristics to support growth. In pursuing its objective of capital appreciation, the Emerging Growth Fund may invest, for any period of time, in any industry, in any kind of growth-oriented company, whether new and unseasoned or well known and established.

     There  can be, of  course,  no  assurance  that the Fund  will  attain  its objective. Investment in emerging and other growth-oriented companies may involve greater risk than investment in other companies. The securities of growth-oriented companies may be subject to more abrupt or erratic market movements, and many of them may have limited product lines, markets, financial resources or management. Because of these factors and of the length of time that may be required for full development of the growth prospects of some of the companies in which the Fund invests, the Fund believes that its shares are suitable only for persons who are prepared to experience above-average fluctuations in net asset value, to assume above-average investment risk in search of above-average return, and to consider the Fund as a long-term investment and not as a vehicle for seeking short-term profits. Moreover, since the Fund will not be seeking current income, investors should not view a purchase of Fund shares as a complete investment program.

Principal Growth Fund

     The objective of Principal Growth Fund is growth of capital. Realization of current income will be incidental to the objective of growth of capital.

     The Fund will invest primarily in common stocks, but it may invest in other equity securities. In making selections for the Fund's investment portfolio, the Sub-Advisor, Invista, will use an approach described broadly as that of fundamental analysis, which is discussed in the Statement of Additional Information. In pursuit of the Fund's investment objective, investments will be made in securities which as a group appear to possess potential for appreciation in market value. Common stocks chosen for investment may include those of companies which have a record of sales and earnings growth that exceeds the growth rate of corporate profits of the S&P 500 or which offer new products or new services. The policy of investing in securities which have a high potential for growth of capital can mean that the assets of the Fund may be subject to greater risk than securities which do not have such potential.

Principal World Fund

     The investment objective of Principal World Fund is to seek long-term growth of capital through investment in a portfolio of equity securities of companies domiciled in any of the nations of the world. In choosing investments in equity securities of foreign and United States corporations, the Sub-Advisor, Invista, intends to pay particular attention to long-term earnings prospects and the relationship of then-current prices to such prospects. Short-term trading is not generally intended, but occasional investments may be made for the purpose of seeking short-term or medium-term gain. The Fund expects its investment objective to be met over long periods which may include several market cycles. For a description of certain investment risks associated with foreign securities, see "Foreign Securities."

     For temporary defensive purposes, the World Fund may invest in the same kinds of securities as the other Growth-Oriented Funds whether issued by domestic or foreign corporations, governments, or governmental agencies, instrumentalities or political subdivisions and whether denominated in United States dollars or some other currency.

     The Fund intends that its investments normally will be allocated among various countries. Although there is no limitation on the percentage of assets that may be invested in any one country or denominated in any one currency, the Fund intends under normal market conditions to have at least 65% of its assets invested in securities issued by corporations of at least five countries, one of which may be the United States. Investments may be made anywhere in the world, but it is expected that primary consideration will be given to investing in the securities issued by corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia) that have developed economies. Changes in investments may be made as prospects change for particular countries, industries or companies.

     The Fund may invest in the securities of other investment companies but may not invest more than 10% of its assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization. The Fund's Manager will waive its management fee on the Fund's assets invested in securities of other open-end investment companies. The Fund will generally invest only in those investment companies that have investment policies requiring investment in securities comparable in quality to those in which the Fund invests.

INCOME-ORIENTED FUNDS

     The Principal Funds currently include two Funds which seek a high level of income through investments in fixed-income securities (Principal Bond Fund and Principal Government Securities Fund) collectively referred to as the "Income-Oriented Funds." An investment in either of the Income-Oriented Funds involves market risks associated with movements in interest rates. The market value of the Funds' investments will fluctuate in response to changes in interest rates and other factors. During periods of falling interest rates, the values of outstanding long-term fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities will affect the Funds' net asset values but will not affect cash income derived from the securities unless a change results from a failure of an issuer to pay interest or principal when due. Each Fund's rating limitations apply at the time of acquisition of a security, and any subsequent change in a rating by a rating service will not require elimination of a security from the Fund's portfolio. The Statement of Additional Information contains descriptions of ratings of Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's Corporation ("S&P").

Principal Bond Fund

     The investment objective of Principal Bond Fund is to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

     In seeking to achieve the investment objective, the Fund will predominantly invest in marketable fixed-income securities. Investments will be made generally on a long-term basis, but the Fund may make short-term investments from time to time as deemed prudent by the Manager. Longer maturities typically provide better yields but will subject the Fund to a greater possibility of substantial changes in the values of its portfolio securities as interest rates change.

     Under normal circumstances, the Fund will invest at least 65% of its assets, exclusive of cash items, in one or more of the following kinds of securities: (i) corporate debt securities and taxable municipal obligations, which at the time of purchase have an investment grade rating within the four highest grades used by Standard & Poor's Corporation (AAA, AA, A or BBB) or by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or which, if lower-rated or nonrated, are comparable in quality in the opinion of the Fund's Manager; (ii) similar Canadian corporate, Provincial and Federal Government securities payable in U.S. funds; and (iii) securities issued or guaranteed by the United States Government or its agencies or instrumentalities. The balance of the Fund's assets may be invested in other fixed income securities, including domestic and foreign corporate debt securities or preferred stocks, in common stocks that provide returns that compare favorably with the yields on fixed income investments, and in common stocks acquired upon conversion of debt securities or preferred stocks or upon exercise of warrants acquired with debt securities or otherwise and foreign government securities. The debt securities and preferred stocks in which the Fund invests may be convertible or nonconvertible. The Fund does not intend to purchase debt securities rated lower than Ba3 by Moody's or BB - by S & P (bonds which are judged to have speculative elements; their future cannot be considered as well-assured). See "Below Investment-Grade Bonds" for a discussion of the risks associated with these securities. The rating services' descriptions of BBB or Baa securities are as follows: Moody's Investors Service, Inc. Bond Ratings -- Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Standard & Poor's Corporation Bond Ratings -- BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

     During the year ended December 31, 1996, the percentage of the Fund's portfolio securities invested in the various ratings established by Moody's based upon the weighted average ratings of the portfolio, was as follows:

      Moody's Rating                           Portfolio Percentage
           Aaa                                          .18%
           Aa                                           .81%
           A                                          24.05%
           Baa                                        68.04%
           Ba                                          6.92%

     * The above percentages for A rated securities include .57% respectively, unrated securities which have been determined by the Manager to be of comparable quality.

     Cash equivalents in which the Fund invests include corporate commercial paper rated A-1+, A-1 or A-2 by Standard & Poor's or P-1 or P-2 by Moody's, unrated commercial paper issued by corporations with outstanding debt securities rated in the four highest grades by Standard & Poor's and Moody's and bank certificates of deposit and bankers' acceptances issued or guaranteed by national or state banks and repurchase agreements considered by the Fund to have investment quality. Under unusual market or economic conditions, the Fund may for temporary defense purposes invest up to 100% of its assets in cash or cash equivalents.

Principal Government Securities Fund

     The objective of Principal Government Securities Fund is a high level of current income, liquidity and safety of principal.

     The Fund will invest in obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities and in repurchase agreements collateralized by such obligations. Such securities include Government National Mortgage Association ("GNMA") Certificates of the modified pass-through type, Federal National Mortgage Association ("FNMA") Obligations, Federal Home Loan Mortgage Corporation ("FHLMC") Certificates and Student Loan Marketing Association ("SLMA") Certificates and other U.S. Government Securities. GNMA is a wholly-owned corporate instrumentality of the United States whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately-owned corporation, FHLMC, a federal corporation, and SLMA, a government sponsored stockholder-owned organization, are instrumentalities of the United States. The securities and guarantees of FNMA, FHLMC and SLMA are not backed, directly or indirectly, by the full faith and credit of the United States. Although the Secretary of the Treasury of the United States has discretionary authority to lend FNMA up to $2.25 billion outstanding at any time, neither the United States nor any agency thereof is obligated to finance FNMA's or FHLMC's operations or to assist FNMA or FHLMC in any other manner. The Fund may maintain reasonable amounts of cash or short-term debt securities for daily cash management purposes or pending selection of particular long-term investments.

     Depending on market conditions, up to 55% of the assets may be invested in GNMA Certificates. GNMA is a United States Government corporation within the Department of Housing and Urban Development. GNMA Certificates are mortgage-backed securities representing an interest in a pool of mortgage loans. Such loans are made by lenders such as mortgage bankers, insurance companies, commercial banks and savings and loan associations. Then, they are either insured by the Federal Housing Administration (FHA) or they are guaranteed by the Veterans Administration (VA) or Farmers Home Administration (FmHA). The lender or other prospective issuer creates a specific pool of such mortgages, which it submits to GNMA for approval. After approval, a GNMA Certificate is typically offered by the issuer to investors through securities dealers.

     GNMA Certificates differ from bonds in that the principal is scheduled to be paid back by the borrower on a monthly basis over the life of the loan rather than returned in a lump sum at maturity. Modified pass-through GNMA certificates, which are the only kind in which the Fund intends to invest, entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of the issuer and GNMA fee of .5% prescribed by regulation), regardless of whether or not the mortgagor has made such payment. The timely payment of interest and principal is guaranteed by the full faith and credit of the United States Government.

     Although the payment of interest and principal is guaranteed, the guarantee does not extend to the value of a GNMA Certificate or the value of the shares of the Fund. The market value of a GNMA Certificate typically will fluctuate to reflect changes in prevailing interest rates. It falls when rates increase (as does the market value of other debt securities) and it rises when rates decline (but it may not rise on a comparable basis with other debt securities because of its prepayment feature), and, therefore, may be more or less than the face amount of the GNMA Certificate, which reflects the aggregate principal amount of the underlying mortgages. As a result, the net asset value of Fund shares will fluctuate as interest rates change.

     Mortgagors may pay off their mortgages at any time. Expected prepayments of the mortgages can affect the market value of the GNMA Certificate, and actual prepayments can affect the return ultimately received. Prepayments, like scheduled payments of principal, are reinvested by the Fund at prevailing interest rates which may be less than the rate on the GNMA Certificate. Prepayments are likely to increase as the interest rate for new mortgages moves lower than the rate on the GNMA Certificate. Moreover, if the GNMA Certificate had been purchased at a premium above principal because its rate exceeded prevailing rates, the premium is not guaranteed and a decline in value to par may result in a loss of the premium especially in the event of prepayment.

     To the extent deemed appropriate by the Fund's Manager, the Fund intends to purchase GNMA Certificates directly from Principal Mutual Life Insurance Company and other issuers as well as from securities dealers. The Fund will purchase directly from issuers only if it can obtain a price advantage by not paying the commission or mark-up that would be required if the Certificates were purchased from a securities dealer. The Securities and Exchange Commission has issued an order under the Investment Company Act of 1940 that permits the Fund to purchase GNMA Certificates directly from Principal Mutual Life Insurance Company subject to certain conditions.

     The FNMA and FHLMC securities in which the Fund invests are very similar to GNMA certificates as described above but are not guaranteed by the full faith and credit of the United States but rather by the agency itself. FNMA and FHLMC securities are rated Aaa by Moody's and AAA by Standard & Poor's. These ratings reflect the status of FNMA and FHLMC as federal agencies as well as the important role each plays in financing purchases of homes in the U.S.

     Student Loan Marketing Association is a government sponsored stockholder-owned organization whose goal is to provide liquidity to financial and educational institutions. SLMA provides liquidity by purchasing student loans, which are principally government guaranteed loans issued under the Federal Guaranteed Student Loan Program and the Health Education Assistance Loan Program. SLMA securities are not guaranteed by the U.S. Government but are obligations solely of the agency. SLMA senior debt issues in which the Fund invests are rated AAA by Standard & Poor's and Aaa by Moody's.

     There are other obligations issued or guaranteed by the United States Government (such as U.S. Treasury securities) or by its agencies or instrumentalities that are either supported by the full faith and credit of the U.S. Treasury or the credit of a particular agency or instrumentality. Included in the latter category are Federal Home Loan Bank and Farm Credit Banks. Obligations not guaranteed by the United States Government are highly rated because they are issued by indirect branches of government. Such paper is issued as needs arise by the agency and is traded regularly in denominations similar to those in which government obligations are traded.

     The Fund will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund's investment objective. Accordingly, the Fund may sell portfolio securities in anticipation of a rise in interest rates and purchase securities for inclusion in its portfolio in anticipation of a decline in interest rates.

     As a hedge against changes in interest rates, the Fund may enter into contracts with dealers in GNMA Certificates whereby the Fund agrees to purchase or sell an agreed-upon principal amount of GNMA Certificates at a specified price on a certain date. The Fund may enter into similar purchase agreements with issuers of GNMA Certificates other than Principal Mutual Life Insurance Company. The Fund may also purchase optional delivery standby commitments which give the Fund the right to sell particular GNMA Certificates at a specified price on a specified date. Failure of the other party to such a contract or commitment to abide by the terms thereof could result in a loss to the Fund. To the extent the Fund engages in delayed delivery transactions it will do so for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes. Liability accrues to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. From the time the Fund becomes obligated to purchase securities on a delayed delivery basis the Fund has all the rights and risks attendant to the ownership of a security. At the time the Fund enters into a binding obligation to purchase such securities, Fund assets of a dollar amount sufficient to make payment for the securities to be purchased will be segregated. The availability of liquid assets for this purpose and the effect of asset segregation on the Fund's ability to meet its current obligations, to honor requests for redemption and to have its investment portfolio managed properly will limit the extent to which the Fund may engage in forward commitment agreements. Except as may be imposed by these factors, there is no limit on the percent of the Fund's total assets that may be committed to transactions in such agreements.

MONEY MARKET FUND

     The Principal Funds also include a Fund which invests primarily in short-term securities, Principal Money Market Fund. Securities in which the Money Market Fund will invest may not yield as high a level of current income as securities of low quality and longer maturities which generally have less liquidity, greater market risk and more fluctuation.

     The Money Market Fund will limit its portfolio investments to United States dollar denominated instruments that its board of directors determines present minimal credit risks and which are at the time of acquisition "Eligible Securities" as that term is defined in regulations issued under the Investment Company Act of 1940. Eligible Securities include:

     (1) A security with the remaining maturity of 397 days or less that is rated (or that has been issued by an issuer that is rated in respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) by a nationally recognized statistical rating organization in one of the two highest rating categories for short-term debt obligations; or

     (2) A security at the time of issuance was a long-term security that has a remaining maturity of 397 calendar days or less, and whose issuer has received from a nationally recognized statistical rating organization a rating, with respect to a class of short-term debt obligations (or any security within that class) that is now comparable in priority and security with the security, in one of the two highest rating categories for short-term debt obligations; or

     (3) An unrated security that is of comparable quality to a security meeting the requirements of (1) or (2) above, as determined by the board of directors.

     The Fund will not invest more than 5% of its total assets in the following securities:

     (1) Securities which, when acquired by the Fund (either initially or upon any subsequent rollover), are rated below the highest rating category for short-term debt obligations;

     (2) Securities which, at the time of issuance were long-term securities but when acquired by the Fund have a remaining maturity of 397 calendar days or less, if the issuer of such securities is rated, with respect to a class of comparable short-term debt obligations, below the highest rating category for short-term obligations;

     (3) Securities which are unrated but are determined by the Fund's board of directors to be of comparable quality to securities rated below the highest rating category for short-term debt obligations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less.

     The objective of Principal Money Market Fund is to seek as high a level of current income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing its assets in a portfolio of money market instruments. These money market instruments are U.S. Government Securities, U.S. Government Agency Securities, Bank Obligations, Commercial Paper, Short-term Corporate Debt and Repurchase Agreements, which are described briefly below and in more detail in the Statement of Additional Information.

     U.S. Government Securities are securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.

     U.S. Government Agency Securities are obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government whether supported by the full faith and credit of the U.S. Treasury or only by the credit of a particular agency or instrumentality.

     Bank Obligations consist of certificates of deposit which are generally negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return and bankers acceptances which are time drafts drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.

     Commercial Paper is short-term promissory notes issued by corporations primarily to finance short-term credit needs.

     Short-term Corporate Debt consists of notes, bonds or debentures which at the time of purchase have one year or less remaining to maturity.

     Repurchase Agreements are transactions under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate. Generally, Repurchase Agreements are of short duration, usually less than a week but on occasion for longer periods.

     The Fund intends to hold its investments until maturity, but may on occasion trade securities to take advantage of market variations. Also, revised valuations of an issuer or redemptions may result in sales of portfolio investments prior to maturity or at times when such sales might otherwise not be desirable. The Fund's right to borrow to facilitate redemptions may reduce the need for such sales. It is the Fund's policy to be as fully invested as reasonably practical at all times to maximize current income.

     Since portfolio assets will consist of short-term instruments, replacement of portfolio securities will occur frequently. However, since the Fund expects to usually transact purchases and sales of portfolio securities with issuers or dealers on a net basis, it is not anticipated that the Fund will pay any significant brokerage commissions. The Fund is free to dispose of portfolio securities at any time, when changes in circumstances or conditions make such a move desirable in light of the investment objective.

     A shareholder's rate of return will vary with the general interest rate levels applicable to the money market instruments in which the Fund invests. The rate of return and the net asset value will be affected by such other factors as sales of portfolio securities prior to maturity and the Fund's operating expenses.

CERTAIN INVESTMENT POLICIES AND RESTRICTIONS

     Following is a discussion of certain investment practices that the Funds may use in an effort to achieve their respective investment objectives.

Diversification

     Each Fund is subject to the diversification requirements of Section 817(h) of the Internal Revenue Code (the "Code") which must be met at the end of each quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring each Fund to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the United States Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer. Thus, the Government Securities Fund intends to invest in U.S. Treasury securities and in securities issued by at least four U.S. Government agencies or instrumentalities in the amounts necessary to meet those diversification requirements at the end of each quarter of the year (or within thirty days thereafter).

     In the event any of the Funds do not meet the diversification requirements of Section 817(h) of the Code, the contracts funded by shares of the Funds will not be treated as annuities or life insurance for Federal income tax purposes and the owners of the Funds will be subject to taxation on their share of the dividends and distributions paid by the Funds.

Foreign Securities

     Each of the following Principal Funds has adopted investment restrictions that limit its investments in foreign securities to the indicated percentage of its assets: Asset Allocation and World Funds - 100%; Aggressive Growth Fund - 25%; Bond, Capital Accumulation - 20%; Balanced, Emerging Growth and Growth Funds - 10%. Investment in foreign securities presents certain risks including those resulting from fluctuations in currency exchange rates, revaluation of currencies, the imposition of foreign taxes, future political and economic developments including war, expropriations, nationalization, the possible imposition of currency exchange controls and other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, transactions in foreign securities may be subject to higher costs, and the time for settlement of transactions in foreign securities may be longer than the settlement period for domestic issuers. A Fund's investment in foreign securities may also result in higher custodial costs and the costs associated with currency conversions.

Currency Contracts

     The Aggressive Growth, Asset Allocation and World Funds may each enter into forward currency contracts, currency futures contracts and options thereon and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. The Funds will not enter into a transaction to hedge currency exposure to an extent greater in effect than the aggregate market value of the securities held or to be purchased by the Fund that are denominated or generally quoted in or currently convertible into the currency. When the Fund enters into a contract to buy or sell a foreign currency, it generally will hold an amount of that currency, liquid securities denominated in that currency or a forward contract for such securities equal to the Fund's obligation, or it will segregate liquid high grade debt obligations equal to the amount of the Fund's obligations. The use of currency contracts involves many of the same risks as transactions in futures contracts and options as well as the risk of government action through exchange controls or otherwise that would restrict the ability of the Fund to deliver or receive currency.

Repurchase Agreements and Securities Loans

     Each of the Funds, except the Capital Accumulation Fund, may enter into repurchase agreements with, and each of the Funds, except the Capital Accumulation and Money Market Funds, may lend its portfolio securities to, unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party should default on its obligations, and the Fund is delayed or prevented from recovering on the collateral. See the Funds' Statement of Additional Information for further information regarding the credit risks associated with repurchase agreements and the standards adopted by each Fund's Board of Directors to deal with those risks. None of the Funds intend either (i) to enter into repurchase agreements that mature in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would amount to more than 10% of its total assets or (ii) to loan securities in excess of 30% of its total assets.

Forward Commitments

     From time to time, each of the Funds may enter into forward commitment agreements which call for the Fund to purchase or sell a security on a future date and at a price fixed at the time the Fund enters into the agreement. Each of the Funds may also acquire rights to sell its investments to other parties, either on demand or at specific intervals.

Warrants

     Each of the Funds, except the Money Market and Government Securities Funds, may invest in warrants up to 5% of its assets, of which not more than 2% may be invested in warrants that are not listed on the New York or American Stock Exchange. For the World Fund, the 2% limitation also does not apply to warrants listed on the Toronto Stock Exchange or the Chicago Board Options Exchange.

Borrowing

     As a matter of  fundamental  policy,  each Fund may  borrow  money only for temporary or emergency purposes. The Balanced Fund, Bond Fund, Capital Accumulation Fund and Money Market Fund may borrow only from banks. Further, each may borrow only in an amount not exceeding 5% of its assets, except the Capital Accumulation Fund which may borrow only in an amount not exceeding the lesser of (i) 5% of the value of its assets less liabilities other than such borrowings, or (ii) 10% of its assets taken at cost at the time the borrowing is made, and the Money Market Fund which may borrow only in an amount not exceeding the lesser of (i) 5% of the value of its assets, or (ii) 10% of the value of its net assets taken at cost at the time the borrowing is made.

Options

     The Aggressive Growth Fund, Asset Allocation Fund, Balanced Fund, Bond Fund, Emerging Growth Fund, Government Securities Fund, Growth Fund and World Fund may purchase covered spread options, which would give the Fund the right to sell a security that it owns at a fixed dollar spread or yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. These same Funds may also purchase and sell financial futures contracts, options on financial futures contracts and options on securities and securities indices, but will not invest more than 5% of their assets in the purchase of options on securities, securities indices and financial futures contracts or in initial margin and premiums on financial futures contracts and options thereon. The Funds may write options on securities and securities indices to generate additional revenue and for hedging purposes and may enter into transactions in financial futures contracts and options on those contracts for hedging purposes.

Below Investment Grade Bonds

     Below investment-grade bonds are securities rated Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") or BB+ or lower by Standard & Poor's Corporation ("S&P") or unrated securities which the Fund's Manager or Sub-Advisor believes are of comparable quality. These securities are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and to repay principal in accordance with the terms of the obligation. The Funds, except the Asset Allocation Fund, do not intend to invest in securities rated lower than Ba3 by Moody's or BB by S&P. The Asset Allocation Fund does not intend to invest in securities rated below Caa by Moody's and below CCC by S&P. The Asset Allocation Fund normally will not invest more than 20% of its assets in below investment grade securities. The Bond Fund may not invest more than 35% of its assets in such securities. The Balanced Fund does not intend to invest more than 5% of its assets in such securities.

     The rating services' descriptions of below investment grade securities rating categories in which the Funds may normally invest are as follows:

     Moody's Investors Service, Inc. Bond Ratings - Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B:
Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa:
Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the high end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Standard & Poor's Corporation Bond Ratings - BB, B, CCC, CC: Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Plus (+) or Minus (-): The "BB" rating may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Below investment-grade securities present special risks to investors. The market value of lower-rated securities may be more volatile than that of higher-rated securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than more highly rated securities, which reflect primarily fluctuations in general levels of interest rates. Periods of economic uncertainty and change can be expected to result in increased volatility in the market value of lower-rated securities. Further, such securities may be subject to greater risks of loss of income and principal, particularly in the event of adverse economic changes or increased interest rates, because their issuers generally are not as financially secure or as creditworthy as issuers of higher-rated securities. Additionally, to the extent that there is not a national market system for secondary trading of lower-rated securities, there may be a low volume of trading in such securities which may make it more difficult to value or sell those securities than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

     Investors should recognize that the market for below investment-grade securities is a relatively recent development that has not been tested by an economic recession. An economic downturn may severely disrupt the market for such securities and cause financial stress to the issuers which may adversely affect the value of the securities held by the Funds and the ability of the issuers of the securities held by the Funds to pay principal and interest. A default by an issuer may result in a Fund incurring additional expenses to seek recovery of the amounts due it.

     Some of the securities in which the Funds invest may contain call provisions. If the issuer of such a security exercises a call provision in a declining interest rate market, the Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Further, a higher-yielding security's value will decrease in a rising interest rate market, which will be reflected in the Fund's net asset value per share.

     Congress recently enacted legislation requiring federally-insured savings and loan associations to divest themselves of investments in high yield securities. This legislation might increase the supply of securities available for purchase in the secondary market and, potentially, lower the value of the securities held by the Funds.

     The Statement of Additional Information includes further information concerning the Funds' investment policies and applicable investment restrictions. Each Fund's investment objective and certain investment restrictions designated as such in this Prospectus or the Statement of Additional Information are fundamental policies that may not be changed without shareholder approval. All other investment policies described in the Prospectus and the Statement of Additional Information for a Fund are not fundamental and may be changed by the Board of Directors of the Fund without shareholder approval.

MANAGER AND SUB-ADVISORS

     The Manager for the Funds is Princor Management Corporation (the "Manager"), an indirectly wholly-owned subsidiary of Principal Mutual Life Insurance Company, a mutual life insurance company organized in 1879 under the laws of the State of Iowa. The address of the Manager is The Principal Financial Group, Des Moines, Iowa 50392. The Manager was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Mutual Life Insurance Company. As of December 31, 1996, the Manager served as investment advisor for 26 such funds with assets totaling approximately $4.0 billion.

     The Manager has executed an agreement with Invista Capital Management, Inc. ("Invista") under which Invista has agreed to assume the obligations of the Manager to provide investment advisory services for the Balanced Fund, Growth Fund and World Fund. The Manager will reimburse Invista for the cost of providing these services. Invista, an indirectly wholly-owned subsidiary of Principal Mutual Life Insurance company and an affiliate of the Manager, was founded in 1985 and manages investments for institutional investors, including Principal Mutual Life. Assets under management at December 31, 1996 were approximately $19.6 billion. Invista's address is 1500 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

     The Manager has also executed an agreement with Morgan Stanley Asset Management Inc. ("MSAM") under which MSAM has agreed to assume the obligations of the Manager to provide investment advisory services for the Aggressive Growth Fund and Asset Allocation Fund. The Manager pays MSAM a fee for such investment advisory services. MSAM, with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the United States and abroad. At December 31, 1996, MSAM managed investments totaling approximately $72.6 billion, including approximately $54.9 billion under active management and $17.7 billion as Named Fiduciary or Fiduciary Adviser.

     The Manager, Invista, or MSAM has assigned certain individuals the primary responsibility for the day-to-day management of each Fund's portfolio. The persons primarily responsible for the day-to-day management of each Fund are identified in the table below:

                                 Primarily
         Fund                Responsible Since                                Person Primarily Responsible
___________________         ____________________       ____________________________________________________________________________
Aggressive Growth           May, 1994                  Kurt Feuerman (MBA degree, Columbia University; M.A. degree, Syracuse
                              (Fund's inception)       University).  Managing  Director,  Morgan Stanley Asset Management Inc.
                                                       and Morgan Stanley & Co. Incorporated.

Asset Allocation            May, 1994                  Francine J. Bovich (MBA degree, New York University). Principal, Morgan
                              (Fund's inception)       Stanley Asset Management Inc. and Morgan Stanley & Co. Incorporated.

                            May, 1994                  Kurt Feuerman (MBA degree, Columbia University; M.A. degree, Syracuse
                              (Fund's inception)       University).  Managing  Director,  Morgan Stanley Asset Management Inc.
                                                       and Morgan Stanley & Co. Incorporated.

                            April, 1996                Stephen  C.  Sexauer  (MBA  degree,  University  of  Chicago).  Principal,
                                                       Morgan Stanley Asset Management Inc. and Morgan Stanley & Co. Incorporated.

Balanced                    April, 1993                Judith A. Vogel, CFA (BA degree, Central College). Vice President, Invista
                                                       Capital Management, Inc.

Bond                        November, 1996             Scott A. Bennett, CFA (MBA degree, University of Iowa) Assistant Director
                                                       Investment Securities, Principal Mutual Life Insurance Company.

Capital Accumulation        November, 1969             David L. White,  CFA (BBA  degree, University of Iowa).  Executive Vice
                              (Fund's inception)       President,  Invista Capital  Management,  Inc.;  Co-Manager since November,
                                                       1996: Catherine  A.  Green,  CFA,  (MBA  degree,  Drake  University).
                                                       Vice  President, Invista Capital Management, Inc.

Emerging Growth             December, 1987             Michael R. Hamilton, (BMBA degree, Bellarmine College). Vice President,
and Growth                    (Fund's inception)       Invista Capital Management, Inc.
                              and May, 1994 (Fund's
                              inception), respectively

Government Securities       April, 1987                Martin J. Schafer (BBA degree, University of Iowa). Vice President, Invista
                              (Fund's inception)       Capital Management, Inc.

World                       April, 1994                Scott  D.  Opsal,  CFA (MBA  degree,  University  of  Minnesota).  Executive
                                                       Vice President, Invista Capital Management, Inc.

DUTIES PERFORMED BY THE MANAGER AND SUB-ADVISORS

     Under Maryland law, the business and affairs of each of the Funds are managed under the direction of its Board of Directors. The investment services and certain other services referred to under the heading "Cost of Manager's Services" in the Statement of Additional Information are furnished to the Funds under the terms of a Management Agreement between each of the Funds and the Manager and, for some of the Funds, a Sub-Advisory Agreement between the Manager and Invista or the Manager and MSAM. The Manager, Invista, or MSAM, advises the Funds on investment policies and on the composition of the Funds' portfolios. In this connection, the Manager, or Sub-Advisor, furnishes to the Board of Directors of each Fund a recommended investment program consistent with that Fund's investment objective and policies. The Manager, or Sub-Advisor, is authorized, within the scope of the approved investment program, to determine which securities are to be bought or sold, and in what amounts.

     The compensation paid by each Fund to the Manager for the fiscal year ended December 31, 1996 was, on an annual basis, equal to the following percentage of average net assets:

                                                                Total
                                         Manager's           Annualized
              Fund                          Fee               Expenses
----------------------------------------------------------------------
 Aggressive Growth Fund                   .80%                  .85%
 Asset Allocation Fund                    .80%                  .87%
 Balanced Fund                            .60%                  .63%
 Bond Fund                                .50%                  .53%
 Capital Accumulation Fund                .48%                  .49%
 Emerging Growth Fund                     .64%                  .66%
 Government Securities Fund               .50%                  .52%
 Growth Fund                              .50%                  .52%
 Money Market Fund                        .50%                  .56%
 World Fund                               .75%                  .90%

     The compensation being paid by the Aggressive Growth Fund, Asset Allocation Fund and World Fund for investment management services is higher than that paid by most funds to their advisor, but it is not higher than the fees paid by many funds with similar investment objectives and policies.

     The Manager and Sub-Advisors may purchase at their own expense statistical and other information or services from outside sources, including Principal Mutual Life Insurance Company. An Investment Service Agreement between the Manager, Principal Mutual Life Insurance Company and each Fund, except the Aggressive Growth Fund and Asset Allocation Fund, provides that Principal Mutual Life Insurance Company will furnish certain personnel, services and facilities required by the Manager in connection with its performance of the Management Agreements, and that the Manager will reimburse Principal Mutual Life Insurance Company for its costs incurred in this regard. The Investment Service Agreements for the Capital Accumulation, Emerging Growth and Government Securities Funds also include as a party Invista Capital Management, Inc., an indirectly wholly-owned subsidiary of Principal Mutual Life Insurance Company, and also provide that the subsidiaries of Principal Mutual Life Insurance Company will furnish the same items and be reimbursed by the Manager for their costs incurred in this regard.

     The Funds may from time to time execute transactions for portfolio securities with, and pay related brokerage commissions to, Principal Financial Securities, Inc., a broker-dealer that is an affiliate of the Distributor and Manager for each of the Funds. The Fund may also execute transactions for portfolio securities through Morgan Stanley & Co. Incorporated, an affiliate of Morgan Stanley Asset Management Inc.

     The Manager serves as investment advisor, dividend disbursing agent and, directly and through an affiliate, as transfer agent for each of the Funds sponsored by Principal Mutual Life Insurance Company.

MANAGERS' COMMENTS

     Princor  Management   Corporation,   Invista  and  MSAM  are  staffed  with
investment professionals who manage each individual fund. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and recent results of each fund over the past year. The accompanying charts display results for the past 10 years or the life of the fund, whichever is shorter. Average Annual Total Return figures provided for each fund in the graphs below reflect all expenses of the fund and assume all distributions are reinvested at net asset value. The figures do not reflect expenses of the variable life insurance contracts or variable annuity contracts that purchase fund shares; performance figures for the divisions of the contracts would be lower than performance figures for the funds due to the additional contract expenses. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

     The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

Growth-Oriented Funds

Principal Aggressive Growth Fund
(Kurt Feuerman)

     Since it first became available on June 1, 1994, the Principal Aggressive Growth Fund has generated an annualized return of 28.05% versus 23.63% for the S&P 500 and 19.18% for the Lipper Growth Fund Average. In 1996 the Fund returned 28.05% versus 22.96% for the S&P 500 and 19.24% for the Lipper Growth Fund Average.

     For the third consecutive year, substantial overweighting of the portfolio in the tobacco sector contributed positively to relative performance. After a market-smashing total return of 62% in 1995 (including dividends), Philip Morris stock surged late in 1996 for a full-year total return of 25%. Philip Morris was the largest single holding in the portfolio throughout most of 1995 and 1996.

     At year-end 1996, Philip Morris stock at $113 represented about 5% of the Fund's portfolio. Philip Morris as well as other positions in RJR Nabisco, Loews and Consolidated Cigar as a group will clearly be subject to bouts of selling pressure since the industry is under attack from a number of directions. However, tobacco stocks are in the midst of a multi-year trend of upward revaluation. Combined with strong underlying growth fundamentals, this creates a powerful investment opportunity which many investors are missing.

     Entering into 1997, the S&P 500 Index has outperformed the vast majority of active managers for three consecutive years. Also, the Index has outpaced the earnings growth of the underlying companies. One could argue that there are many positive factors driving the U.S. markets higher and that these factors could persist; stable interest rates, solid economic growth without inflationary pressures, the opening up of emerging markets, the acceptance of shareholder value as the key motivator of corporate managements, and the huge cash flow coming into stocks supported by powerful demographic trends.

     Still, there is no doubt that many large cap, "blue chip," stocks have outperformed their own businesses. General Electric, for example, rose 40% in 1996 while earnings per share grew about 15%. Another example would be Merck, a stock up 77% in 1995 and 24% in 1996, with earnings in those two years up only 12% and 20%, respectively.

     Morgan Stanley's estimate is that active managers will have an easier time beating the Index this year. This will be more likely to occur if smaller company stocks do well. While large cap managers continue to feel comfortable with many large cap names, at the margin there are opportunities in secondary stocks, especially high beta growth issues that have missed the recent market move, but where company fundamentals are intact.

              Total Returns *
          As of December 31, 1996
---------------------------------------------------
1 Year    Since Inception Date 6/1/94       10 Year
 28.05%             28.05%                    --

           Comparison of Change in Value of $10,000 Investment in the Aggressive Growth Fund, S&P 500 and Lipper Growth Fund Average
         --------------------------------------------------------------
                             Fund                             Lipper
           Year Ended       Total             S&P 500         Growth
          December 31,      Return             Index         Average
                            10,000             10,000         10,000
            1994            10,259             10,230         10,055
            1995            14,793             14,069         13,151
            1996            18,942             17,297         15,681

Note: Past performance is not predictive of future performance.

Principal Asset Allocation Fund
(Francine J. Bovich)

     In a volatile year for financial assets, the U.S. stock market continued its strong performance (+23.2%) but ranked 11th in global markets beaten by fully half of the international markets (in U.S. dollars), notably Spain
(+40.1%), Sweden (+37.2%) and Hong Kong (+33.1%). Markets were boosted by abundant liquidity provided through loose monetary policy, moderate economic growth and a benign inflation environment.

     Bond markets in local currency also had a good year with returns ranging from 5.9% in Japan to 24.2% in Italy. In the U.S., mixed economic data and expectations of monetary tightening drove bond prices down well into the third quarter until the Federal reserve announced that interest rates would remain unchanged. In contrast, the European bond markets rallied throughout the year driven by monetary easing from the core European central banks, weakening currencies, optimism surrounding the prospects of the European Monetary Union, and improving inflation data. Japanese bond yields fell to all-time lows on the prospect of substantial fiscal tightening in 1997, the fragility of some financial institutions, and doubts about the strength of the economic recovery. Against a declining interest rate backdrop, high yielding debt rallied as investors clamored for yield.

     Throughout the year, we maintained our diversified investment policy. At year-end 1996, the Fund was invested: 32% domestic stocks, 26% international stocks, 20% U.S. domestic bonds, 9% domestic high yield bonds, 11% real estate investment trusts ("REITs"), and 2% short-term investments. For 1996, the Fund continued its positive performance gaining 12.9% relative to the Lipper Flexible Portfolio Fund average gain of 13.6%.

     Within domestic stocks, commitments to large cap growth companies and REITs significantly enhanced returns. In the growth segment, overweight commitments to consumer cyclicals, consumer staples and financial sectors were the primary contributors to positive results. Our REIT portfolio benefited from an overall positive backdrop and selected commitments to the office, industrial, and hotel sectors. In addition, we allocated a portion of the portfolio to "California Recovery" companies which performed well.

     In aggregate, the international stock results lagged the S&P 500 primarily due to the performance of Japan. Japanese stocks declined -15.5% based on the same concerns that drove bond yields to historic lows. In contrast, European stocks were a brighter spot thanks to the continuing efforts of most continental governments to achieve the Maastricht criteria. Asian market returns were led by Hong Kong, which benefited from lessened political fears and an improved economic outlook. Latin America enjoyed stellar performance throughout the year and was a primary contributor to the international ADR's outperformance (+11.3%) relative to the EAFE benchmark gain of 6.1%. The economic recovery that began in 1995 and continued throughout 1996 attracted renewed capital flows to the region and the Fund benefited from overweight positions in Brazil and Mexico.

     Over the near term, we expect the U.S. market to be driven higher by the continuation of the positive capital market trends experienced in 1996. However, U.S. stocks are not cheap, the market cycle is very long in the tooth, and is vulnerable to strong economic data and/or an untoward event. International stocks have benefited from many of the same factors which propelled the U.S. markets, but on a relative basis to the U.S., valuations are not as high. In addition, prospects for further declines in interest rates and improved economic and earnings growth in Asia, Latin America and Europe remain probable, albeit on a lagged basis.

     After a year of declining global interest rates, we expect increased volatility as investors analyze every data point to detect a policy change. Fed watchers will be particularly active given Mr. Greenspan's concern about "irrational exuberance." We begin the year overweighted to yield sectors and believe that a higher income strategy will serve to moderate price volatility.


                        Total Returns *
                    As of December 31, 1996
  ---------------------------------------------------------
  1 Year         Since Inception Date 6/1/94        10 Year
  12.92%                  12.95%                      --

        Comparison of Change in Value of $10,000 Investment in the Asset Allocation Fund, S&P 500 and Lipper Flexible Portfolio Fund Average
      ------------------------------------------------------------------------
                           Fund                                Lipper
      Year Ended           Total           S&P 500         Flexible Portfolio
      December 31,        Return            Index               Index
                          10,000           10,000               10,000
       1994               10,052           10,230               10,008
       1995               12,128           14,069               12,518
       1996               13,696           17,297               14,220

Note:  Past performance is not predictive of future performance.

Principal Balanced Fund
(Judith A. Vogel)

     This balanced portfolio combines stocks, bonds and cash in a relatively conservative mix which seeks to provide both capital appreciation and income to the shareholder without taking on undue risk. The asset allocation of the Fund generally approximates 60% stocks and 40% bonds. In the year ended December 31, 1996 the stock market produced exceptional results. Aided by a healthy economy, continued corporate profit growth, and a good dose of investor enthusiasm, the S&P 500 Stock Index advanced nearly 23%. Conditions in the bond market were less supportive over the year. Long-term interest rates rose 0.70% in 1996, with a lot of volatility along the way, causing the bond returns to hover between zero and 3% for the year. Demonstrating its balanced nature, the Fund produced a 13% annual return, about midway between stock and bond market results and very near the Lipper Balanced Fund Average. The bond portion of the Fund's portfolio is comprised of U.S. Government notes and bonds with an emphasis on safety of principal. The stock portion of the portfolio is concentrated in companies with stable or growing earnings that are not terribly sensitive to economic activity. After six years of economic expansion resulting in high rates of resource utilization, corporate profit growth is likely to come down, causing a scarcity of earnings growth. Companies that can continue to grow earnings will be afforded premium valuations. There is no independent market index against which to measure returns of balanced portfolios, however, we show the S&P 500 Stock Index for your information.

                         Total Returns *
                    As of December 31, 1996
         ---------------------------------------------------
                                             Since Inception
         1 Year           5 Year              Date 12/18/87
         13.13%           11.57%                12.16%


           Comparison of Change in Value of $10,000 Investment in the
            Balanced Fund, S&P 500 and Lipper Balanced Fund Average
           ----------------------------------------------------------
                            Fund                             Lipper
            Year Ended      Total          S&P 500          Mid Cap
           December 31,    Return           Index            Index
                           10,000           10,000          10,000
              1988         11,637           11,661          11,229
              1989         12,982           15,356          13,429
              1990         12,147           14,877          13,355
              1991         16,321           19,412          16,930
              1992         18,410           20,891          18,122
              1993         20,447           22,992          20,066
              1994         20,019           23,294          19,561
              1995         24,941           32,037          24,482
              1996         28,215           39,388          27,851

Note: Past performance is not predictive of future performance.

Principal Capital Accumulation Fund
(David L. White and Catherine A. Green)

     The strategy with this portfolio is to hold common stocks of companies based on a valuation that is attractive when compared to the market. The analytical staff looks at companies' current valuations compared to the market, then at historical information to compare valuations to historical averages. The focus is on the fundamentals of an industry and the company to determine the current and future outlook as these potential investments. From there the portfolio is constructed to provide a diversified set of investments.

     The Fund outperformed the S&P 500 Index and Lipper Growth and Income Fund Average for 1996. The strength of the market was in much fewer stocks than in the past. The volatility between industries was much greater than the overall results. The Fund benefited from several areas of exposure. Banks and health care were the strongest areas for the Fund during the year. The focus has been away from the more cyclical areas of the economy which also helped during the year. As the economic cycle progresses, the market places more emphasis on companies with consistent earnings growth, and we have tended to overweight these areas of the market. As the market performance continues to narrow, however, it becomes increasingly difficult to select the correct areas of overperformance.

                   Total Returns *
               As of December 31, 1996
         ----------------------------------------
         1 Year          5 Year           10 Year
         23.50%          14.08%            13.08%

           Comparison of Change in Value of $10,000 Investment in the
  Capital Accumulation Fund, S&P 500 and Lipper Growth and Income Fund Average
  ----------------------------------------------------------------------------
                    Fund                 S&P 500                 Lipper
   Year Ended       Total                 Stock              Growth & Income
  December 31,      Return                Index                Fund Average
                    10,000               10,000                  10,000
     1987           10,647               10,526                  10,184
     1988           12,183               12,274                  11,814
     1989           14,155               16,163                  14,596
     1990           12,759               15,659                  13,946
     1991           17,693               20,433                  18,002
     1992           19,377               21,990                  19,618
     1993           20,888               24,201                  21,884
     1994           20,990               24,519                  21,678
     1995           27,688               33,722                  28,360
     1996           34,193               41,460                  34,253

Note: Past performance is not predictive of future performance.

Principal Emerging Growth Fund
(Michael R. Hamilton)

     The equity market was strong in 1996, but within the market there were two different trends. Large-cap stocks performed much better than small-cap stocks. The Emerging Growth Fund returned 19.13% compared with the Lipper Mid Cap Average of 17.9%. The Fund and the Lipper Average trailed the S&P 500 Index because of their emphasis on small cap stocks. While both trailed the S&P 500, this was a good year for the fund.

     The financial market continues to grapple with the paradox of strong economic growth with no apparent inflation. Productivity will be key in 1997 if inflation is to remain benign. The Fund's portfolio continues to be focused on companies that should enhance productivity of both labor and capital. Several of the technology, service and cyclical areas support this emphasis. The portfolio is also overweighted in the financial sector as bank consolidation continues.

     Continued profit growth will be important in 1997 as well. Companies with more predictable and visible earnings growth are preferred. This continues to be those that are low cost producers and have competitive barriers to entry. Selectivity in all sectors will be crucial to outperformance.


              Total Returns *
          As of December 31, 1996
---------------------------------------------------
1 Year     5 Year     Since Inception Date 12/18/87
21.11%      16.64%                 17.73%

                  Comparison of Change in Value of $10,000 Investment
                    in the Emerging Growth Fund, S&P 500 and
                          Lipper Mid Cap Fund Average
                -----------------------------------------------------
                                     Fund                      Lipper
                 Year Ended          Total       S&P 500       MID CAP
                 December 31,       Return        Index        Index
                                    10,000        10,000       10,000
                    1988            12,369        11,661       11,476
                    1989            15,070        15,356       14,586
                    1990            13,186        14,877       14,067
                    1991            20,240        19,412       21,275
                    1992            23,264        20,891       23,213
                    1993            27,750        22,992       26,625
                    1994            27,967        23,294       26,079
                    1995            36,080        32,037       34,469
                    1996            43,697        39,388       40,646

Note:  Past performance is not predictive of future performance.

Principal Growth Fund
(Michael R. Hamilton)

     The Growth Fund struggled against the market in 1996; struggle being relative as 12.23% return is respectable from a historical perspective. The S&P 500 Index last year was heavily influenced by the top 25 holdings in the Index. These are very large companies. The Fund is more diversified than the Index and therefore its results were more representative of the broader market. With the market continuing to struggle against the potential of an economic boom on one hand, versus a slowing or recession on the other, the market could be subjected to emotional swings depending on the inflation outlook.

     The Fund's portfolio still has a large focus on health care given the demographics of the United States. This was not a strong sector in 1996, particularly the managed care companies of which the portfolio has a large exposure. Also, the portfolio has large positions in technology and growth cyclicals. These companies should do well if the economy continues to move forward which is indicated by current data.

     The portfolio contains many companies that are able to compete on a world wide basis. This is important as global competition continues.

                    Total Returns *
                 As of December 31, 1996
  -------------------------------------------------------
  1 Year         Since Inception Date 5/2/94      10 Year
  12.51%                  16.12%                    --

           Comparison of Change in Value of $10,000 Investment in the
              Growth Fund, S&P 500 and Lipper Growth Fund Average
       ---------------------------------------------------------------
                              Fund                            Lipper
       Year Ended             Total         S&P 500           Growth
       December 31,          Return          Index             Index
                             10,000         10,000            10,000
       1994                  10,542         10,397            10,090
       1995                  13,243         14,299            13,197
       1996                  14,899         17,580            15,736

Note:  Past performance is not predictive of future performance.

Principal World Fund
(Scott D. Opsal)

     The Principal World Fund's 26.2% total return in 1996 was driven by broad based market rallies across Europe. Several European markets have climbed more than 20% in 1996, with Japan and Italy being the only major markets not reflecting strong gains. The Fund's investment strategy of holding stocks in smaller European economies produced outperformance as interest rate moves have been favorable this year. Long bond yields in secondary European markets fell while rates in the stronger core countries have inched up. The Fund's overexposure to the falling rate markets and underexposure to the rising rate markets was a significant positive factor producing returns that exceeded EAFE's 6.1% and the average international fund in 1996.

     The Fund also benefited from non-cyclical stockholdings in Europe. Food, drug, technology, and stable growth cyclicals have outperformed the heavier cyclical industries. The Fund's move into non-cyclical growth stocks early in the year proved timely. The Fund remains underweighted in Japan due to poor valuations and a weak economic outlook. Japan has been the worst performing major market, and the Fund's lack of exposure to this market also boosted relative returns.

     Adverse currency changes diminished the Fund's returns as measured in U.S. dollars by an estimated 2%. We believe the EAFE index has suffered a currency loss exceeding 4%, and the average manager has lost an estimated 3%. Thus, the Fund's investment strategy placed it in markets suffering relatively small foreign exchange losses thereby aiding relative return performance.

     The Principal World Fund is subject to specific risks associated with foreign currency rates, foreign taxation and foreign economies.


                      Total Returns *
                 As of December 31, 1996
     ----------------------------------------------------
     1 Year    Since Inception Date 5/2/94       10 Year
     25.09%              12.83%                    --

           Comparison of Change in Value of $10,000 Investment in the
             World Fund, EAFE and Lipper International Fund Average
          ------------------------------------------------------------
                            Fund      Morgan Stanley         Lipper
          Year Ended       Total           EAFE          International
          December 31,    Return          Index               Index
                           10,000        10,000              10,000
          1994              9,663         9,990               9,758
          1995             11,032        11,110              10,676
          1996             13,800        11,781              11,934

Note:  Past performance is not predictive of future performance.

Important Notes of the Growth-Oriented Funds:

Standard & Poor's 500 Stock Index: an unmanaged index of 500 widely held common stocks representing industrial, financial, utility and transportation companies listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market.

Lipper Growth Fund Average: This average consists of funds which normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. The one-year average currently contains 669 funds.

Lipper Flexible Portfolio Fund Average: This average consists of funds which allocate their investments across various asset classes, including domestic common stocks, bonds and money market instruments, with a focus on total return. The one-year average currently contains 186 funds.

Lipper Balanced Fund Average: this average consists of mutual funds which attempt to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The one year average currently contains 272 mutual funds.

Lipper Growth & Income Fund Average: this average consists of funds which combine a growth of earnings orientation and an income requirement for level and/or rising dividends. The one year average currently contains 522 funds.

Lipper Mid Cap Fund Average: This average consists of funds which by prospectus or portfolio practice, limit their investments to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index (as captured by the Vanguard Index Extended Market Fund). The one-year average currently contains 154 funds.

Morgan  Stanley  Capital  International  EAFE  (Europe,  Australia and Far East)
Index: This average reflects an arithmetic, market value weighted average of performance of 1,920 listed securities which are listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, and the United Kingdom.

Lipper International Fund Average: This average consists of funds which invest in securities primarily traded in markets outside of the United States. The one-year average currently contains 331 funds.

Income-Oriented Funds

Principal Bond Fund
(Scott A. Bennett)

     The Principal Bond Fund's performance in 1996 lagged when compared to 1995. 1995 was a banner year, mainly because of dramatically declining interest rates. During 1996 interest rates increased throughout most of the year based on fears of increasing inflation. This hurt the Fund's relative performance as the duration target of 7 years (actual duration at 12/31/96 was 6.98 years) is longer than the average BBB rated bond fund and the BAA Lehman Corporate Index. Relative performance was also negatively impacted by the lack of a significant amount of less than investment grade bonds in the portfolio. High yield (less than investment grade) debt performed extremely well during 1996, with many of the top performing funds in the Lipper BAA universe having significant exposures to this asset class.

     Over the long-term, the Fund continues to outperform the average BBB fund. This is attributed to remaining fully invested and not trying to guess interest rates. The BBB corporate bond class continued to be an attractive asset class in 1996, outperforming all other taxable investment grade classes. Spreads continued to narrow during the year with defaults low and a large amount of funds chasing the available bonds.

                    Total Returns *
               As of December 31, 1996
--------------------------------------------------------------
1 Year              5 Year     Since Inception Date 12/18/87
  2.36%             8.20%                 9.55%

  Comparison of Change in Value of $10,000 Investment in the Bond Fund, Lehman Brothers BAA Corporate Index and Lipper Corporate Debt BBB Rated Fund Average
 -----------------------------------------------------------------------------
                       Fund              Lehman           Lipper
     Year Ended       Total                BAA              BBB
     December 31,    Return              Index              Avg
                      10,000            10,000            10,000
      1988            10,991            11,129            10,900
      1989            12,514            12,699            12,060
      1990            13,167            13,595            12,751
      1991            15,369            16,113            15,020
      1992            16,810            17,512            16,258
      1993            18,771            19,665            18,261
      1994            18,227            18,707            17,447
      1995            22,268            22,959            20,948
      1996            22,794            23,882            21,616

Note:  Past performance is not predictive of future performance.

Principal Government Securities Fund
(Martin J. Schafer)

     Interest rates rose in 1996, which dampened absolute fixed income returns. The Fund underperformed the Lipper U.S. Mortgage Fund Average and the Lehman MBS Index in 1996 due to its slightly longer duration. However, since the Fund's inception of 4/9/87 it has outperformed the Lipper U.S. Mortgage Fund Average and is competitive with the Lehman MBS Index.

     Results were enhanced last year through identification and selection of certain undervalued sectors of mortgage- backed securities for a portion of the portfolio. These securities have now become very popular with Wall Street and other investors, resulting in their increasing in value.

     The current portfolio is well positioned for the period ahead. It has a number of securities that are "seasoned" (e.g., original 30 year loans that have been outstanding for three years or more) and therefore valued more highly in the marketplace. There are few securities priced above par, so prepayment risk is negligible. If the future continues to be an era of economic prosperity we should continue to see strong housing markets and housing turnover that will cause prepayments on our securities to exceed market expectations. These repayments are welcomed, as the portfolio is priced at a discount and the Fund will be paid-off at par.

                    Total Returns *
                As of December 31, 1996
--------------------------------------------------
1 Year     5 Year     Since Inception Date 4/9/87
 3.35%     6.68%                8.63%

Comparison of Change in Value of $10,000 Investment in the Government Securities
   Fund, Lehman Brothers Mortgage Index and Lipper U.S. Mortgage Fund Average
--------------------------------------------------------------------------------
                               Fund        Lehman        Lipper
          Year Ended          Total       Mortgage    U.S. Mortgage
          December 31,        Return       Index          Index
                              10,000      10,000        10,000
               1987           10,099      10,204        10,104
               1988           10,939      11,094        10,858
               1989           12,645      12,808        12,224
               1990           13,852      14,183        13,370
               1991           16,200      16,410        15,348
               1992           17,308      17,551        16,285
               1993           19,051      18,751        17,499
               1994           18,188      18,450        16,769
               1995           21,656      21,549        19,491
               1996           22,381      22,702        20,245

Note:  Past performance is not predictive of future performance.

Important Notes of the Income-Oriented Funds:

Lehman Brothers, BAA Corporate Index: an unmanaged index of all publicly issued fixed rate nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or S&P.

Lipper Corporate Debt BBB Rated Funds Average: this average consists of mutual funds investing at least 65% of their assets in corporate and government debt issues rated by S&P or Moody's in the top four grades. The one year average currently contains 102 mutual funds.

Lehman Brothers Mortgage Index: an unmanaged index of 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

Lipper U.S. Mortgage Fund Average: this average consists of mutual funds investing at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies. The one year average currently contains 59 mutual funds.

Note: Mutual fund data from Lipper Analytical Services, Inc.

DETERMINATION OF NET ASSET VALUE OF FUND SHARES

     The net asset value of each Fund's shares is determined daily, Monday through Friday, as of the close of trading on the New York Stock Exchange, except on days on which changes in the value of the Fund's portfolio securities will not materially affect the current net asset value of the Fund's redeemable securities, on days during which a Fund receives no order for the purchase or sale of its redeemable securities and no tender of such a security for redemption, and on customary national business holidays. The net asset value per share of each Fund is determined by dividing the value of the Fund's securities plus all other assets, less all liabilities, by the number of Fund shares outstanding.

Growth-Oriented and Income-Oriented Funds

     The following valuation information applies to the Growth-Oriented and Income-Oriented Funds. Securities for which market quotations are readily available are valued using those quotations. Other securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost when it is determined by the Board that amortized cost reflects fair value. Other assets are valued at fair value as determined in good faith by the Board of Directors of the Fund.

     As previously described, some of the Funds may purchase foreign securities whose trading is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing net asset value per share are usually determined as of such times. Occasionally, events which affect the values of such securities and foreign currency exchange rates may occur between the times at which they are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Manager or Sub-Advisor under procedures established and regularly reviewed by the Board of Directors. To the extent the Fund invests in foreign securities listed on foreign exchanges which trade on days on which the Fund does not determine its net asset value, for example Saturdays and other customary national U.S. Holidays, the Fund's net asset value could be significantly affected on days when shareholders have no access to the Fund.

Money Market Fund

     The Money Market Fund values its securities at amortized cost. For a description of this calculation procedure see the Funds' Statement of Additional Information.

PERFORMANCE CALCULATION

     From  time  to  time,  the  Funds  may  publish  advertisements  containing information (including graphs, charts, tables and examples) about the performance of one or more of the Funds. The Funds' yield and total return figures described below will vary depending upon market conditions, the composition of the Funds' portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Funds' performance figures to performance figures published for other investment vehicles. The Funds may also quote rankings, yields or returns as published by independent statistical services or publishers, and information regarding the performance of certain market indices. Any performance data quoted for the Funds represents only historical performance and is not intended to indicate future performance of the Funds. The calculation of average annual total return and yield for the Funds does not include fees and charges of the separate accounts that invest in the Funds and, therefore, does not reflect the investment performance of those separate accounts. For further information on how the Funds calculate yield and total return figures, see the Statement of Additional Information.

Average Annual Total Return

     Each Fund may advertise its respective average annual total return. Average annual total return for each Fund is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable value assuming the reinvestment of all dividends and capital gains distributions at net asset value. The same assumptions are made when computing cumulative total return by dividing the ending redeemable value by the initial investment. The Funds may also quote rankings, yields or returns as published by independent statistical services or publishers, and information regarding the performance of certain market indices.

Yield and Effective Yield

     From time to time the Money Market Fund may advertise its respective yield and effective yield. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period. This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield for the Money Market Fund will fluctuate daily as the income earned on the investments of the Fund fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The Fund is an open-end investment company and there is no guarantee that the net asset value or any stated rate of return will remain constant. A shareholder's investment in the Fund is not insured. Investors comparing results of the Fund with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by the Fund.

INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     It is the policy of each Fund to distribute substantially all net investment income and net realized gains. Through such distributions, and by satisfying certain other requirements, the Funds intend to qualify for the tax treatment accorded to regulated investment companies under the applicable provisions of the Internal Revenue Code. This means that in each year in which a Fund so qualifies it will be exempt from federal income tax upon the amounts so distributed to investors.

     Any dividends from the net investment income of the Funds (except the Money Market Fund) will normally be payable to the shareholders annually, and any net realized gains will be distributed annually. All dividends and capital gains distributions are applied to purchase additional Fund shares at net asset value as of the payment date without the imposition of any sales charge.

     Each Fund will notify shareholders of the portion of each distribution which constitutes investment income or capital gain. In view of the complexity of tax considerations, it is advisable for Eligible Purchasers considering the purchase of shares of the Funds to consult with tax advisors on the federal and state tax aspects of their investments and redemptions.

Money Market Fund

     The Money Market Fund declares dividends of all its daily net investment income on each day the Fund's net asset value per share is determined. Dividends are payable daily and are automatically reinvested in full and fractional shares of the Fund at the then current net asset value unless a shareholder requests payment in cash.

     Net investment income, for dividend purposes, consists of (1) accrued interest income plus or minus accrued discount or amortized premium; plus or minus (2) all net short-term realized gains and losses; minus (3) all accrued expenses of the Fund. Expenses of the Fund are accrued each day. Net income will be calculated immediately prior to the determination of net asset value per share of the Fund.

     Since the Fund's policy is, under normal circumstances, to hold portfolio securities to maturity and to value portfolio securities at amortized cost, it does not expect any capital gains or losses. If the Fund does experience gains, however, it could result in an increase in dividends. Capital losses could result in a decrease in dividends. If for some extraordinary reason the Fund realizes net long-term capital gains, it will distribute them once every 12 months.

     Since the net income of the Fund (including realized gains and losses on the portfolio securities) is declared as a dividend each time the net income of the Fund is determined, the net asset value per share of the Fund normally remains at $1.00 immediately after each determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in the account.

     Normally the Fund will have a positive net income at the time of each determination thereof. Net income may be negative if an unexpected liability must be accrued or a loss is realized. If the net income of the Fund determined at any time is a negative amount, the net asset value per share will be reduced below $1.00. If this happens, the Fund may endeavor to restore the net asset value per share to $1.00 by reducing the number of outstanding shares by redeeming proportionately from shareholders without the payment of any monetary consideration, such number of full and fractional shares as is necessary to maintain a net asset value per share of $1.00. Each shareholder will be deemed to have agreed to such a redemption in these circumstances by investing in the Fund. The Fund may seek to achieve the same objective of restoring the net asset value per share to $1.00 by not declaring dividends from net income on subsequent days until restoration, with the result that the net asset value per share would increase to the extent of positive net income which is not declared as a dividend, or any other method approved by the Board of Directors.

     The Board of Directors may revise the above dividend policy, or postpone the payment of dividends, if the Fund should have or anticipate any large presently unexpected expense, loss or fluctuation in net assets which in the opinion of the Board might have a significant adverse affect on shareholders.

ELIGIBLE PURCHASERS AND PURCHASE OF SHARES

     Only Eligible Purchasers may purchase shares of the Funds. Eligible Purchasers are limited to (a) separate accounts of Principal Mutual Life Insurance Company or of other insurance companies; (b) Principal Mutual Life Insurance Company or any subsidiary or affiliate thereof; (c) trustees or other managers of any qualified profit sharing, incentive or bonus plan established by Principal Mutual Life Insurance Company or any subsidiary or affiliate thereof for the employees of such company, subsidiary or affiliate. Such trustees or managers may purchase Fund shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of each Fund reserves the right to broaden or limit the designation of Eligible Purchasers.


     Principal Aggressive Growth, Principal Asset Allocation, Principal Balanced, Principal Bond, Principal Capital Accumulation, Principal Emerging Growth, Principal Government Securities, Principal Growth, Principal Money Market and Principal World Funds each serve as an underlying investment medium for variable annuity contracts and variable life insurance policies that are funded in separate accounts established by Principal Mutual Life Insurance Company. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither Principal Mutual Life Insurance Company nor the Funds currently foresee any such disadvantages either to variable life insurance policy owners or to variable annuity contract owners, each Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such policy owners and contract owners and to determine what action, if any, should be taken in response thereto. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax law, (3) changes in the investment management of the Fund, or (4) differences in voting instructions between those given by policy owners and those given by contract owners.


     Shares are purchased from Princor Financial Services Corporation, the principal underwriter for the Funds. There are no sales charges on the Funds' shares. There are no restrictions on amounts to be invested in the Funds' shares.

     Shareholder accounts for each Fund will be maintained under an open account system. Under this system, an account is automatically opened and maintained for each new investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares then owned. The statement of account is treated by each Fund as evidence of ownership of Fund shares in lieu of stock certificates, and unless written request is made to the Fund, stock certificates will not be issued or delivered to investors. Certificates, which can be stolen or lost, are unnecessary except for special purposes such as collateral for a loan. Fractional interests in the Funds' shares are reflected to three decimal places in the statement of account, but any stock certificates will be issued only for full shares owned.

     If an offer to purchase shares is received by any of the Funds before the close of trading on the New York Stock Exchange, the shares will be issued at the offering price (net asset value of Fund shares) computed on that day. If an offer is received after the close of trading or on a day which is not a trading day, the shares will be issued at the offering price computed on the first succeeding day on which a price is determined. Dividends on the Money Market Fund shares will be paid on the next day following the effective date of a purchase order.

SHAREHOLDER RIGHTS

     The following information is applicable to each of the Principal Funds. Each Fund share is entitled to one vote either in person or by proxy at all shareholder meetings for that Fund. This includes the right to vote on the election of directors, selection of independent accountants and other matters submitted to meetings of shareholders. Each share has equal rights with every other share as to dividends, earnings, voting, assets and redemption. Shares are fully paid and non-assessable, and have no preemptive or conversion rights. Shares may be issued as full or fractional shares, and each fractional share has proportionately the same rights, including voting, as are provided for a full share. Shareholders of each of these Funds may remove any director with or without cause by the vote of a majority of the votes entitled to be cast at a meeting of shareholders.

     The bylaws of each Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares which the Fund has authority to issue without a shareholder vote.

     The bylaws of each Fund also provide that the Fund need not hold an annual meeting of shareholders in any year in which none of the following is required to be acted on by shareholders under the Investment Company Act of 1940: election of directors; approval of investment advisory agreement; ratification of selection of independent public accountants; and approval of distribution agreement. The Funds intend to hold shareholder meetings only when required by law and at such other times as may be deemed appropriate by their respective Boards of Directors.

     Shareholder inquiries should be directed to the applicable Fund at The Principal Financial Group, Des Moines, Iowa 50392.

     NON-CUMULATIVE VOTING: The Funds' shares have non-cumulative voting rights which means that the holders of more than 50% of the shares voting for the election of directors of a Fund can elect 100% of the directors if they choose to do so, and in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

     Principal Mutual Life Insurance Company votes each Fund's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating therein in accordance with instructions received from contract or policy holders, participants and annuitants. Other shares of each Fund held by each registered separate account, including those for which no timely instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating in that separate account. Shares of each of the Funds held in the general account of Principal Mutual Life Insurance Company or in its unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Mutual determines pursuant to applicable law that a Fund's shares held in one or more separate accounts or in its general account need not be voted pursuant to instructions received with respect to participating contracts or policies, it then may vote those Fund shares in its own right.

REDEMPTION OF SHARES

     Except for the third paragraph below, most of the following discussion of redemption procedures is relevant only to Eligible Purchasers other than variable annuity and variable life separate accounts of Principal Mutual Life Insurance Company, and its wholly-owned subsidiaries.

     Each Fund will redeem its shares upon request. There is no charge for redemption. If no certificates have been issued, a shareholder simply writes a letter to the appropriate Fund requesting redemption of any part or all of the shares. The letter must be signed exactly as the account is registered. If certificates have been issued, they must be properly endorsed and forwarded with the request. If payment is to be made to the registered shareholder or joint shareholders, the Fund will not require a signature guarantee as a part of a proper endorsement; otherwise the shareholder's signature must be guaranteed by either a commercial bank, trust company, credit union, savings and loan association, national securities exchange member, or by a brokerage firm. The price at which the shares are redeemed will be the net asset value per share as next computed after the request (with appropriate certificate, if any) is received by the Fund in proper and complete form. The amount received for shares upon redemption may be more or less than the cost of such shares depending upon the net asset value at the time of redemption.

     Redemption proceeds will be sent within three business days after receipt of request for redemption in proper form. However, each Fund may suspend the right of redemption during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) the Commission by order so permits for the protection of security holders of the Fund. A Fund will redeem only those shares for which it has received good payment. To avoid the inconvenience of such a delay, shares may be purchased with a certified check, bank cashier's check or money order. During the period prior to the time a redemption from the Money Market Fund is effective, dividends on such shares will accrue and be payable and the shareholder will be entitled to exercise all other rights of beneficial ownership.

     Restricted Transfer: Shares of each of the Funds may be transferred to an Eligible Purchaser. However, whenever any of the Funds is requested to transfer shares to other than an Eligible Purchaser, the Fund has the right at its election to purchase such shares at their net asset value next effective following the time at which the request for transfer is presented; provided, however, that the Fund must notify the transferee or transferees of such shares in writing of its election to purchase such shares within seven (7) days following the date of such request and settlement for such shares shall be made within such seven-day period.

ADDITIONAL INFORMATION

     Custodian: Bank of New York, 48 Wall Street, New York, New York 10286, is custodian of the portfolio securities and cash assets of each of the Funds except the World Fund. The custodian for the World Fund is Chase Manhattan Bank, Global Securities Services, Chase Metro Tech Center, Brooklyn, New York 11245. The custodians perform no managerial or policymaking functions for the Funds.

     Organization and Share Ownership: The Funds were incorporated in the state of Maryland on the following dates: Aggressive Growth Fund - August 20, 1993; Asset Allocation Fund - August 20, 1993; Balanced Fund - November 26, 1986; Bond Fund - November 26, 1986; Capital Accumulation Fund - May 26, 1989 (effective November 1, 1989 succeeded to the business of a predecessor Fund that had been incorporated in Delaware on February 6, 1969); Emerging Growth Fund - February 20, 1987; Government Securities Fund - June 7, 1985; Growth Fund - August 20, 1993; Money Market Fund - June 10, 1982; and World Fund - August 20, 1993. Principal Mutual Life Insurance Company owns 100% of each Fund's outstanding shares.

     Capitalization: The authorized capital stock of each Fund consists of 100,000,000 shares of common stock (500,000,000 for Principal Money Market Fund, Inc.), $.01 par value.

     Financial Statements: Copies of the financial statements of each Fund will be mailed to each shareholder of that Fund semi-annually. At the close of each fiscal year, each Fund's financial statements will be audited by a firm of independent auditors. The firm of Ernst & Young LLP has been appointed to audit the financial statements of each Fund for their respective present fiscal years.

     Registration Statement: This Prospectus omits some information contained in the Statement of Additional Information (also known as Part B of the Registration Statement) and Part C of the Registration Statements which the Funds have filed with the Securities and Exchange Commission. The Funds' Statement of Additional Information is hereby incorporated by reference into this Prospectus. A copy of the Funds' Statement of Additional Information can be obtained upon request, free of charge, by writing or telephoning the Fund. You may obtain a copy of Part C of the Registration Statements filed with the Securities and Exchange Commission, Washington, D.C., from the Commission upon payment of the prescribed fees.

     Principal   Underwriter:   Princor  Financial  Services  Corporation,   The
Principal Financial Group, Des Moines, Iowa 50392-0200, is the principal underwriter for each of the Principal Funds.